UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: July 31

Date of reporting period: July 31, 2015

Michael W. Stockton

The Income Fund of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The changing
landscape of
income investing

The Income Fund of America® Annual report for the year ended July 31, 2015

The Income Fund of America seeks current income while secondarily striving for capital growth.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–4.76%	10.56%	6.10%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.55% for Class A shares as of the prospectus dated October 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of August 31, 2015, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 3.05%. The fund’s 12-month distribution rate for Class A shares as of that date was 3.66%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/ Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	The changing landscape of income investing

Contents

1	Letter to investors
4	The value of a long-term perspective
12	About your fund
13	The portfolio at a glance
14	Summary investment portfolio
20	Financial statements
39	Board of trustees and other officers

Fellow investors:

For the 12 months ended July 31, 2015, The Income Fund of America gained 3.01% for those who reinvested quarterly dividends and capital gain distributions totaling approximately 79 cents a share. The fund’s return trailed the broader equity market, as measured by the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks, which rose 11.20%. The fund outpaced the 2.82% return of the bond market, as represented by the unmanaged Barclays U.S. Aggregate Index, as well as the 2.12% gain of the Lipper Income Funds Index, a peer group measure.

As you can see in the table below, the fund has fared well against the Lipper and Barclays indexes for all the periods shown.

A world of uncertainty

Investors and the markets contended with a variety of geopolitical and macroeconomic issues during the fiscal year. Early in the period when U.S. Federal Reserve officials broached the possibility of increasing interest rates, a “taper tantrum” roiled markets around the world. More recently, a flare-up in Greece’s long-running debt crisis raised questions about the stability of the euro zone.

The period saw a steep decline in commodity prices, especially for oil, which sent some energy shares plummeting. Throughout the year there was concern over the global ramifications of China’s economic slowdown. Currency was also an issue, with a sharply appreciating U.S. dollar hindering returns for some of the nation’s exporters and companies with global sales.

While those events did create some skittishness in the markets, investors mostly stayed the course. The U.S. economy stumbled in the first quarter as Gross Domestic Product (GDP) rose only 0.6%, but has since shown signs of improvement. Unemployment has steadily declined, ending the period at 5.3%. Consumer confidence has picked

Results at a glance

For periods ended July 31, 2015, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

The Income Fund of America (Class A shares)	3.01%	10.75%	6.58%	11.20%
Standard & Poor’s 500 Composite Index[2]	11.20	16.23	7.72	11.00
Lipper Income Funds Index	2.12	6.83	5.15	—	[3]
Barclays U.S. Aggregate Index[2]	2.82	3.27	4.61	7.64	[4]
Consumer Price Index (inflation)[5]	0.17	1.83	2.02	4.04

[1]	Since December 1, 1973, when Capital Research and Management Company became the fund’s investment adviser.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	The inception date for the index was December 31, 1988.
[4]	From December 1, 1973, through December 31, 1975, the Barclays U.S. Government/Credit Index was used because the Barclays U.S. Aggregate Index did not yet exist.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The Income Fund of America	1

up, with auto sales through June the highest since 2005, helped by lower gas prices and affordable loans.

A range of stocks support the fund

Companies spanning a variety of sectors and industries contributed to fund returns during the period. Indeed, eight of the fund’s 10 largest holdings advanced, with pharmaceutical firms providing some of the strongest support.

Among the top 10, Bristol-Myers Squibb surged 29.67%. Shares of the company rose as its oncology drugs continued to show great promise and the U.S. Food and Drug Administration (FDA) granted accelerated approval for its new cancer treatment. Pfizer, our third-largest position, jumped 25.64%. Merck, the fund’s largest holding, advanced a more modest 3.91%. Merck is among the companies working to bring to market new cancer therapies that use the body’s immune system to fight tumors. It also received approval for a new antibiotic during the period.

A number of the fund’s holdings in the financials sector lifted returns. JPMorgan Chase, Wells Fargo and CME all registered double-digit gains. The latter owns and operates large derivatives and futures exchanges in Chicago and New York City, as well as online trading platforms. Its shares soared 29.89%. But several banks abroad hampered results, including Spain’s Banco Santander, which dropped 31.33%.

The fund can invest up to 25% of its assets in stocks outside the U.S., and during the past fiscal year a number of our non-U.S. holdings contributed to absolute returns. In the telecommunications services sector, France’s Orange and Deutsche Telekom both rose. Broadly speaking, however, securities beyond our shores detracted from returns. As an example of how geopolitical issues can impact companies, Finnish tire maker Nokian Renkaat, which derives about a third of its sales from Russia, saw its stock price drop on weakened consumer demand in that country amid the Ukraine crisis.

Falling oil prices took a toll on the energy sector, as the price per barrel dropped from above $100 at the beginning of the fiscal year to about $50 at the end of the period. The fund’s two largest positions in the sector fell sharply as ConocoPhillips and Royal Dutch Shell lost 38.98% and 32.50%, respectively. They nonetheless maintained their dividend payments, and leadership has said they are committed to sustaining the payouts. To do so, both companies cut costs and their capital spending.

Lower prices at the gas pump did leave some consumers with more money to spend elsewhere. Home Depot, the fund’s second-largest position in the consumer discretionary sector, advanced 44.75%. Among consumer staples, PepsiCo rose 9.36% and tobacco conglomerate Altria registered an impressive 33.94% increase.

At fiscal year-end, the fund’s bond market exposure stood at 19.97% of net assets. This relatively low allocation was due, in part, to an anticipated interest

Striking a balance between return and volatility

The Income Fund of America takes a sensible approach to income. Looking back 10 years, the fund has provided higher returns than bonds and the average income fund, and lower volatility than stocks. In addition, as can be seen on page 1, the fund’s lifetime results surpass those of both the stock and bond indexes.

For the 10-year period ended July 31, 2015

Sources: Stocks — S&P 500; Bonds — Barclays U.S. Aggregate Index; Income funds — Lipper Income Funds Index. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

2	The Income Fund of America

rate hike by the Federal Reserve. Overall, bonds contributed to the fund, and our high-yield exposure provided income.

Outlook

An interest rate hike is possible before the end of 2015, but Fed officials have indicated that any increases will likely be small and gradual. Still, any action could trigger some volatility, and certain areas of the market could be affected to a greater extent. Real estate investment trusts and utilities are more vulnerable in a rising rate environment; as such, the fund’s holdings in these areas are at near historic lows.

Shortly after the fund’s fiscal year ended, equity markets in China experienced a swift and steep decline. Many of the world’s markets followed suit, including those in the U.S. Periods of volatility can be unsettling, especially after three years of relative calm during which U.S. markets rose steadily without a correction.

Since its inception in December 1973, The Income Fund of America has weathered numerous challenging investment environments, and we remain optimistic that we will continue to identify companies that we believe will provide good returns for our shareholders. In fact, indiscriminate market selloffs can provide excellent opportunities for investing based on our company-specific research process.

Despite turbulence in the markets, we still expect the U.S. economy to grow, albeit perhaps in a muted manner, much as it has since emerging from this past recession. Likewise, Europe is showing signs of economic improvement as it continues its process of monetary easing. Inflation remains low and is unlikely to be a concern in the near term, which should allow global interest rates to remain relatively low by historic standards. This should be beneficial to business’ abilility to finance growth at reasonable costs and underpin equity valuations. The fund has been attracting inflows, and we have been able to quickly and enthusiastically put money to work — particularly in the equity markets. Our portfolio managers are not short of investment ideas. Thank you for your confidence in our investment philosophy.

Cordially,

Hilda L. Applbaum

Vice Chairman and Principal Executive Officer

David C. Barclay
President

September 10, 2015

For current information about the fund, visit americanfunds.com.

A lifetime of high current income

The Income Fund of America’s 12-month dividend yield vs. benchmarks Year ended July 31	■ The Income Fund of America ■ Lipper Income Funds Average ■ S&P 500

All numbers calculated by Lipper.

The Income Fund of America	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2015)*

	1 year	5 years	10 years
Class A shares	-2.92%	9.46%	5.95%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

$700,000
400,000
100,000
20,000
10,000
8,000

Year ended July 31	1974[3]	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989
VALUE OF DIVIDENDS (dollars in thousands)																
Dividends in cash[8]	$0.3	0.7	0.9	0.8	0.8	0.9	1.0	1.0	1.2	1.3	1.3	1.4	1.5	1.6	1.5	1.7
Dividends reinvested[8]	$0.3	0.8	1.0	1.0	1.1	1.3	1.5	1.7	2.2	2.5	2.9	3.4	3.9	4.4	4.5	5.3
VALUE OF INVESTMENT (dollars in thousands)																
Dividends in cash[8]	$8.8	10.1	12.2	12.7	12.6	12.7	12.5	12.8	12.3	16.1	15.7	19.4	21.7	23.6	22.3	25.6
Dividends reinvested[8]	$9.1	11.4	14.8	16.4	17.4	18.9	20.2	22.5	23.7	33.7	35.7	47.7	57.1	66.7	67.8	83.7
IFA TOTAL RETURN	(9.1)%	25.3	29.5	11.1	6.2	8.7	6.6	11.5	5.2	42.3	6.0	33.5	19.9	16.7	1.7	23.4

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through July 31, 1974.
[4]	Includes reinvested dividends of $429,899 and reinvested capital gain distributions of $131,223.
[5]	The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[6]	From December 1, 1973, through December 31, 1975, the Barclays U.S. Government/Credit Index was used because the Barclays U.S. Aggregate Index did not yet exist.
[7]	Includes capital gain distributions of $24,067, but does not reflect income dividends of $72,482 taken in cash.
[8]	From April 1990 to September 1994, and from September 2003 to March 2009, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

4	The Income Fund of America

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

The Income Fund of America	5

The changing landscape of income investing

6	The Income Fund of America

We believe that pharmaceutical research and development are experiencing a renaissance.

Hilda Applbaum

The central objective of The Income Fund of America is income. So it’s not surprising that a large component of the fund’s holdings have traditionally been drawn from industries with a long history of paying above-average dividends, such as utilities, consumer goods and financials.

Many of these industries still provide investors a measure of current income and, secondarily, capital appreciation. But the investment professionals that manage The Income Fund of America have also found significant opportunities in other areas of the market.

At one time technology companies disdained dividends, but many have “matured” and now reward shareholders with regular and growing dividends. In the industrials sector, the aerospace business is poised to expand as more people take to the skies and defense spending escalates. Some aerospace companies also have strong recurring revenue models that provide visibility into future cash flow and dividends for investors. The health care sector has a long history of paying dividends, but there is a sea change occurring in the pharmaceutical business — one that could help win the war against cancer and the battle against heart disease.

On the following pages, we examine how the fund’s research-driven approach helps us identify opportunity among companies with a strong dividend culture and potential for growth.

Unleashing the immune system

Not so long ago, the prognosis for anyone diagnosed with cancer was grim. In recent decades, however, an improved understanding of how to prevent, diagnose and treat various forms of the disease have improved the odds. The outlook for oncology should become even brighter over the next decade. For many people with cancer, radical new drugs could shift the paradigm from treatment to cure. One that appears to have enormous potential is immuno-oncology (IO), a therapy which harnesses a patient’s immune system to recognize and fight the disease.

“We are on the verge of a revolution in the way cancer is treated,” says investment analyst Jay Markowitz, who focuses on U.S. pharmaceutical and biotechnology companies. “We’re still in the initial phases, but I have seen enough to believe that a new way of fighting the disease — unleashing the immune system to destroy tumor cells — is upon us.”

Certainly, there are scientific challenges with IO that will need to be overcome. Treatments must strike the optimal balance, enabling the immune system to counter disease effectively without triggering a dangerous response that damages healthy cells. Ascertaining the optimal mix of therapies for different cancers will be challenging.

Companies leading the way in this field are Merck, Bristol-Myers Squibb, Pfizer, Roche and AstraZeneca. The first three were among the fund’s top 10 holdings as of July 31. Indeed, health care is one of the fund’s biggest sector concentrations. According to portfolio manager Hilda Applbaum, these companies are attractive not only because of a long history of paying dividends, but because they have quality leadership, robust product pipelines, solid balance sheets and healthy cash flow.

“We believe that pharmaceutical research and development are experiencing a renaissance,” Hilda says. “I think there are a number of companies that may be on the verge of delivering innovative and potentially disruptive technologies to treat unmet medical needs. We may now be in a development cycle that could prove to be very long-lived.”

Jay points to the rise in drug innovation as one of the most significant developments in health care. The 41 new drugs approved in 2014 represented the second-highest total since 1940. “This cycle is fueled by a better understanding of the genetics, molecular biology and physiology of health and sickness — coupled with new and improved ways to prevent and treat diseases,” he states.

“Product cycles tend to be long but do not last forever. I believe we are still in the early days, with promising cancer drugs just launching and better ways to manage cholesterol and reduce the risk of heart disease on the horizon. With heart disease and cancer the two leading causes of death in the developed world, the impact of these innovations is potentially profound.”

Research is crucial for investors in any industry, but biotechnology is among the most complex. Biologics have a long, risky and expensive development cycle, sometimes taking a decade or more from discovery to approval. Once approved though, some can command premium pricing. Barriers to entry in this particular arena are quite high; a successful biologic

The Income Fund of America	7

Technology companies get on board the dividend bandwagon

The dividend landscape shifts as information technology tops all dividend payers

For the past three years, the information technology companies in the Standard & Poor’s 500 Composite Index paid more in dividends than companies in any other sector. In 2014, the tech sector paid 14.9% of all dividends paid to investors, up from 10.3% in 2011 and about 5% in 2004.

represents a long-term and unusually secure source of recurring revenue for its manufacturer. In some cases, that cash flow is being used to reward investors with dividends.

“The key to success is not relying on a limited monopoly afforded by a patent on a drug, but through continuous innovation. It seems that more companies than ever fit that description,” adds Jay.

“Mature” technology companies pay dividends

The dividend landscape has shifted. Once largely the province of utilities and consumer product companies, dividends are now gaining favor in other market sectors. For the past three years, in fact, information technology — a group that once disdained dividends — has been the biggest contributor to dividends in Standard & Poor’s 500 Composite Index.

In 2014 S&P reported that the technology sector accounted for 14.9% of all dividends paid to investors, or about $57 billion of the $375.9 billion. That’s up from 10.3% in 2011 and about 3.6% at the height of the tech bubble in 2000. It supplanted the consumer staples sector, which had paid the most dividends for the previous three years.

“Most people don’t think about technology as a high yielding sector,” says Hilda. “When I started with this fund, we had no technology holdings because none of those companies paid dividends. Today, many of them are firmly committed to not only paying a dividend but growing that dividend in line with, or faster than, earnings. The sector represents one of our largest exposures.”

Among the fund’s holdings are Cisco Systems, which designs, manufactures and sells networking equipment; Analog Devices, a semiconductor company specializing in data conversion and signal processing technology; and Microsoft.

The transition of the technology sector highlights the importance of research. Explains Hilda, “Dividend investing is about looking ahead, selecting companies that may initiate a dividend or have the potential to grow their dividend and maintain it.”

One such example is Microsoft, the fund’s second-largest position at fiscal year-end. It also provides something of a timeline for the evolution of the tech sector’s stance on dividends. For 17 years the company spurned the idea of a dividend, but in something of a surprise move in January 2003, it initiated a dividend. At

8	The Income Fund of America

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The Income Fund of America’s portfolio through the revenue lens. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

The Income Fund of America vs. S&P 500 Index with income reinvested

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	73%	100%
■	Canada	2	—
■	Europe	18	—
■	Japan	—	—
■	Asia-Pacific ex. Japan	5	—
■	Emerging markets	2	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	49%	62%
■	Canada	3	2
■	Europe	18	13
■	Japan	3	3
■	Asia-Pacific ex. Japan	5	1
■	Emerging markets	22	19
	Total	100%	100%

Source: Capital Group (as of June 30, 2015).

the time, the announcement was seen as putting pressure on other technology companies to return cash to shareholders. It certainly prompted many of them to rethink their approach to dividends.

The sky’s truly the limit

Investment analyst Paul Benjamin says Microsoft is really two companies, one of which is doing very well and one that’s getting better. “Fortunately Microsoft earns 80% of its profits from its healthy enterprise business and just 20% from its consumer business, which has missed the boat in a number of high-growth areas but is getting better.”

The enterprise business is focused on cloud computing, and Microsoft’s Office 365 — a cloud-delivered, subscription-based productivity suite — is growing rapidly. The company reported in July that the consumer version of Office 365 had added 3 million subscribers in the second quarter, bringing the number of users to 15.2 million. Microsoft entered the cloud arena in 2010 with a service called Azure that, for a fee, offered customers access to basically unlimited supercomputing power from the company’s servers. It now competes with the likes of Amazon Web Services and Google Compute Engine.

Paul reports that the company’s new management team is top-notch. Satya Nadella became Microsoft’s chief executive officer in February, succeeding Steve Ballmer. “Satya is an outstanding CEO,” Paul says. “He’s taken on a lot of challenges and focused the company on the services that have the greatest potential. Also, Bill Gates, who founded Microsoft in 1975, is re-engaged with the company, both as a board member and an adviser to Satya.”

Investment analyst Mathews Cherian says the move to cloud computing and the burgeoning “Internet of things” are

The Income Fund of America	9

Electronics are being put into nearly everything around us — and these companies are beneficiaries of this evolution.

Mathews Cherian

significant tailwinds for several companies in the fund, including Intel and Analog Devices. “There are sensors in so many things now collecting data and converting it to digital information,” he explains. “Electronics are being put into nearly everything around us — and these companies are beneficiaries of this evolution.”

Hilda calls Microsoft an example of a mature technology company that can be a boon for income investors. “The so-called ‘new’ technology companies — those that consider themselves new technology — are terrified of paying a dividend because they think it signals a lack of growth. That mindset can tend to lead them to make poor capital allocation decisions.

“Conversely, what we’ve seen from ‘old’ tech — companies such as Microsoft, Texas Instruments and Intel — is a strong sense of capital discipline. They know that they have an obligation to pay a dividend to shareholders, and I believe it makes them better capital allocators,” Hilda adds.

Taking flight

Flying seems such a global phenomenon that in many societies it’s unusual to encounter someone who has never flown. But worldwide, most people haven’t been on a plane. By many accounts, only about 15% of the world’s population has traveled by air.

Over the next 20 years, that’s likely to change as millions of people living in developing market countries like India enter the middle class. Boeing, one of the world’s largest airplane manufacturers, predicts that so many people will be flying that 38,000 new airplanes, valued at $5.6 trillion, will be in the air by 2034.

Among the possible beneficiaries of this trend are Boeing, United Technologies (owner of engine maker Pratt & Whitney), Delta and Ryanair — all of which were in the fund’s portfolio at the close of the fiscal year. Another is General Electric, one of the fund’s top 10 holdings.

GE isn’t always associated with aerospace, but GE Aviation is a foremost provider of jet and turboprop engines, components

A prescription for innovation

In the world of pharmaceuticals, new drugs are known as NMEs, or new molecular entities. In 2014, the Center for Drug Evaluation and Research, a federal agency, approved 41 NMEs, the highest total in more than a decade.

In addition, more than half of those drugs were identified as first-in-class, meaning they use a new and unique mechanism of action for treating a medical condition. The approval rate, the agency reported, suggests that the new drugs represent “a field of highly innovative products.”

Source: U.S. Food and Drug Administration (FDA). Innovative drugs represent new molecular entities, which are novel new medicines or active ingredients that have never before been marketed in the United States in any form, as approved by the Center for Drug Evaluation and Research, a division of the FDA. The number of drugs approved for 2015 is as of August 18, 2015.

10	The Income Fund of America

and integrated systems for commercial, military, business and general aviation aircraft. It also has a global service network to support these offerings.

“General Electric is much more than just the aviation division, but what a great division it is,” says Hilda. “We met with GE Aviation at the Paris Air Show in June, and we left feeling very good about their business and prospects going forward.”

The company generated revenues of $23 billion in 2014, or about 20% of GE’s non-capital revenues.

While the air transport industry is subject to occasional shocks, demand is resilient; services are often seen as essential. Discretionary trips such as vacations or family events remain high priorities. Over the past 30 years, the industry has withstood recessions, volatile oil prices, near pandemics, wars and security threats. Traffic has nonetheless continued to expand on average at 5% annually.

According to investment analyst Justin Toner, “If you look back historically, air traffic has grown in excess of global gross domestic product, and I expect that to continue. There may be fits and starts, but as people become wealthier one of the first things they want to do is fly.”

In fact, the biggest challenge now facing plane makers is meeting the record $1.8 trillion orders they have booked for the coming decade. “In terms of commercial aerospace, the backlogs are just massive,” says Justin. “There’s probably no other industry in the world that has that much business in the books and knows how much work they have for the next seven to eight years.”

On the defensive

After facing cutbacks several years ago, defense spending is on the rise, which could boost U.S.-based Lockheed Martin, one of the fund’s 10 largest positions as of July 31, and United Kingdom-based BAE Systems, also a portfolio holding. Both are global aerospace and defense companies.

“We are beginning to hear about the need to retool certain parts of the military that have been exhausted by overseas conflict or affected by budget constraints,” says Hilda.

Indeed, Lockheed’s $400 billion contract with the Pentagon passed a milestone in July when the U.S. Marine Corps declared the F-35 Joint Strike Fighter (JSF) ready for combat. The Pentagon plans to buy more than 2,400 jets. BAE is also involved in the JSF program and may benefit from stabilizing defense budgets abroad.

In addition to a robust order book, Lockheed has demonstrated its commitment to rewarding shareholders by significantly increasing its dividend during the past two years.

“The growth in their dividend has been extraordinary,” Justin states. “It’s an indication of the strength that management sees in their cash flow — and a big reason we invest in the company.” ■

The Income Fund of America	11

About your fund

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Resilience during stock market declines	The Income Fund of America (IFA) vs. the S&P 500 during market declines*

Dates of decline	S&P 500 cumulative total return	IFA cumulative total return	IFA advantage (percentage points)

September 21, 1976, through March 6, 1978	–13.5%	1.9%	15.4%
November 28, 1980, through August 12, 1982	–20.2	19.0	39.2
August 25 through December 4, 1987	–32.8	–13.6	19.2
July 16 through October 11, 1990	–19.2	–10.2	9.0
July 17 through August 31, 1998	–19.1	–9.5	9.6
March 24, 2000, through October 9, 2002	–47.4	0.7	48.1
October 9, 2007, through March 9, 2009	–55.2	–43.5	11.7
April 29 through October 3, 2011	–18.6	–11.6	7.0

*	Periods shown reflect S&P price declines of 15% or more (without dividends reinvested) based on 100% recovery between declines (except for a 78% recovery between 3/6/78 and 11/28/80 and a 77% recovery between 3/9/09 and 4/29/11). The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Withdrawing income: the dividend advantage

Most fund investors reinvest their dividends, but some use dividends to meet current expenses. As shown below, the fund’s income has allowed withdrawals to be made without invading principal.

Higher dividends ...	... have helped to keep principal intact, letting compounding do its work.

Charts show hypothetical $100,000 investments in the fund (at net asset value) and in the S&P 500 from January 1, 1974, to July 31, 2015. Example assumes an annual withdrawal equaling $5,000 the first year on December 31, 1974, and then increasing by 5% each year thereafter. Over the period, total withdrawals from each of the fund and the index come to $639,199.

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500 and three-month U.S. Treasury bills. Over the past 41 years, income from the fund has been substantially higher.

Year ended July 31

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for Treasury bills is the Federal Reserve. Income from three-month Treasury bills assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity; the fund is not guaranteed.

Source: Thomson InvestmentView.

12	The Income Fund of America

The portfolio at a glance

July 31, 2015

Investment mix by security type

Percent of net assets

Five largest sectors in common stock holdings

Percent of net assets

Industrials	10.47%
Health care	9.85
Financials	9.64
Information technology	8.20
Consumer staples	6.89

Ten largest common stock holdings

Percent of net assets

Merck	3.05%
Microsoft	2.96
Pfizer	2.28
General Electric	2.07
Bristol-Myers Squibb	1.64
Lockheed Martin	1.56
Verizon Communications	1.55
JPMorgan Chase	1.37
Wells Fargo	1.23
Procter & Gamble	1.22

Country diversification by domicile

Percent of net assets

United States	70.54%
United Kingdom	7.62
Euro zone*	5.65
Australia	2.08
Hong Kong	1.83
Canada	1.50
Switzerland	1.13
Other countries	2.72
Short-term securities & other assets less liabilities	6.93

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Slovenia and Spain.

July 31, 2014

Investment mix by security type

Percent of net assets

Five largest sectors in common stock holdings

Percent of net assets

Health care	10.49%
Industrials	9.66
Financials	9.50
Information technology	8.07
Consumer staples	7.74

Ten largest common stock holdings

Percent of net assets

Merck	3.00%
Microsoft	2.80
General Electric	2.01
Verizon	1.91
Bristol-Myers Squibb	1.78
Pfizer	1.72
AstraZeneca	1.46
DuPont	1.46
Cisco Systems	1.40
PepsiCo	1.38

Country diversification by domicile

Percent of net assets

United States	69.81%
United Kingdom	8.64
Euro zone†	6.93
Canada	2.20
Australia	1.97
Switzerland	1.75
Hong Kong	1.69
Other countries	2.16
Short-term securities & other assets less liabilities	4.85

†	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The Income Fund of America	13

Summary investment portfolio July 31, 2015

Common stocks 71.28%	Shares	Value (000)
Industrials 10.47%
General Electric Co.	77,005,000	$2,009,830
Lockheed Martin Corp.	7,317,400	1,515,433
Waste Management, Inc.	22,153,353	1,132,701
BAE Systems PLC	114,530,500	858,869
Caterpillar Inc.	10,229,000	804,306
Other securities		3,834,411
		10,155,550

Health care 9.85%
Merck & Co., Inc.	50,113,640	2,954,700
Pfizer Inc.	61,380,000	2,213,363
Bristol-Myers Squibb Co.	24,252,500	1,591,934
Eli Lilly and Co.	8,959,400	757,159
AstraZeneca PLC	9,990,000	673,958
Novartis AG	3,762,000	390,877
Novartis AG (ADR)	500,000	51,875
Other securities		916,573
		9,550,439

Financials 9.64%
JPMorgan Chase & Co.	19,330,200	1,324,699
Wells Fargo & Co.	20,547,000	1,189,055
CME Group Inc., Class A	10,140,400	973,884
Banco Santander, SA1	103,815,826	716,475
Crown Castle International Corp.	7,450,000	610,229
Suncorp Group Ltd.	52,849,898	551,259
Public Storage	2,240,000	459,603
Digital Realty Trust, Inc.	7,115,000	457,281
Other securities		3,065,138
		9,347,623

Information technology 8.20%
Microsoft Corp.	61,441,100	2,869,299
Cisco Systems, Inc.	33,845,000	961,875
Intel Corp.	32,464,512	939,848
Analog Devices, Inc.	13,916,091	811,726
Texas Instruments Inc.	14,730,000	736,205
Taiwan Semiconductor Manufacturing Co., Ltd.	127,503,000	563,377
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	500	11
Other securities		1,071,326
		7,953,667

Consumer staples 6.89%
Procter & Gamble Co.	15,373,700	1,179,163
Philip Morris International Inc.	13,168,200	1,126,276
Coca-Cola Co.	21,745,000	893,285
Kimberly-Clark Corp.	5,100,000	586,347
Altria Group, Inc.	8,459,000	460,000
Other securities		2,442,117
		6,687,188

Energy 4.99%
ConocoPhillips	19,356,362	974,399
Royal Dutch Shell PLC, Class B (ADR)	11,431,000	664,713
Royal Dutch Shell PLC, Class B	6,003,647	174,433
Chevron Corp.	7,065,000	625,111
Spectra Energy Corp	19,655,500	594,776
Coal India Ltd.	85,000,000	582,038
BP PLC	76,550,000	472,738
Other securities		748,871
		4,837,079

14	The Income Fund of America

	Shares	Value (000)
Consumer discretionary 4.85%
Target Corp.	9,200,000	$753,020
Home Depot, Inc.	5,595,000	654,783
McDonald’s Corp.	6,000,000	599,160
General Motors Co.	14,742,512	464,536
Other securities		2,236,274
		4,707,773

Materials 4.32%
E.I. du Pont de Nemours and Co.	19,374,268	1,080,309
Dow Chemical Co.	18,504,900	870,840
Other securities		2,238,766
		4,189,915

Telecommunication services 3.98%
Verizon Communications Inc.	32,239,039	1,508,465
Telstra Corp. Ltd.	141,451,533	671,027
Other securities		1,686,797
		3,866,289

Utilities 3.84%
PG&E Corp.	11,300,000	593,363
EDP - Energias de Portugal, SA	134,952,000	499,175
Duke Energy Corp.	5,874,999	436,042
Other securities		2,193,643
		3,722,223

Miscellaneous 4.25%
Other common stocks in initial period of acquisition		4,123,890

Total common stocks (cost: $55,009,922,000)		69,141,636

Preferred securities 0.48%
Financials 0.48%
Wells Fargo & Co., Class A, Series Q, 5.85% depositary shares preferred noncumulative	1,600,000	41,200
Other securities		421,371
		462,571

Total preferred securities (cost: $444,203,000)		462,571

Rights & warrants 0.00%
Energy 0.00%
Other securities		—

Total rights & warrants (cost: $2,171,000)		—

Convertible stocks 0.70%
Other 0.32%
Other securities		305,416

Miscellaneous 0.38%
Other convertible stocks in initial period of acquisition		370,988

Total convertible stocks (cost: $864,455,000)		676,404

Convertible bonds 0.64%	Principal amount (000)
Other 0.64%
Other securities		624,891

Total convertible bonds (cost: $675,672,000)		624,891

The Income Fund of America	15

Bonds, notes & other debt instruments 19.97%	Principal amount (000)	Value (000)
Corporate bonds & notes 13.75%
Financials 2.58%
CME Group Inc. 5.30% 2043	$1,092	$1,238
JPMorgan Chase & Co. 1.35%–3.90% 2017–2025	41,540	41,624
JPMorgan Chase & Co., junior subordinated 5.30%-7.90% (undated)	153,050	159,428
Wells Fargo & Co. 2.60%–4.60% 2016–2024	66,625	71,218
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	86,566	93,924
Other securities		2,131,121
		2,498,553

Health care 1.82%
Merck & Co., Inc. 1.10% 2018	6,710	6,696
Pfizer Inc. 7.20% 2039	1,353	1,864
Other securities		1,761,292
		1,769,852

Telecommunication services 1.51%
Verizon Communications Inc. 2.63%–6.55% 2020–2048[2]	270,351	257,187
Other securities		1,210,268
		1,467,455

Industrials 1.31%
General Electric Capital Corp. 2.20%–6.00% 2016–2020	34,370	36,080
General Electric Capital Corp., junior subordinated 6.25%-7.13% (undated)	162,300	184,339
General Electric Co. 2.70%–4.13% 2022–2042	18,750	18,545
Other securities		1,035,077
		1,274,041

Consumer staples 0.61%
Coca-Cola Co. 1.80% 2016	10,000	10,119
Philip Morris International Inc. 3.60%–4.88% 2023–2044	13,495	13,755
Other securities		564,377
		588,251

Other 5.92%
Other securities		5,735,813

Total corporate bonds & notes		13,333,965

U.S. Treasury bonds & notes 3.52%
U.S. Treasury 3.19%
U.S. Treasury 0.63%–6.25% 2015–2045	2,966,601	3,091,496

U.S. Treasury inflation-protected securities 0.33%
U.S. Treasury Inflation-Protected Securities 0.13%–1.38% 2024–2045[3]	325,659	325,240

Total U.S. Treasury bonds & notes		3,416,736

Mortgage-backed obligations 1.87%
Fannie Mae 2.50%–9.77% 2018–2047[4,5,6]	403,401	434,039
Freddie Mac 1.44%–9.00% 2019–2045[4,5,6]	306,308	325,239
Other securities		1,055,624
		1,814,902

Federal agency bonds & notes 0.35%
Fannie Mae 2.30%–7.13% 2022–2030[4,5]	95,172	110,392
Federal Home Loan Bank 5.50% 2036	100	131
Freddie Mac 0.75%–3.53% 2016–2024[4,5]	190,550	193,829
Other securities		30,863
		335,215

Other bonds & notes 0.48%
Other securities		466,872

Total bonds, notes & other debt instruments (cost: $19,282,716,000)		19,367,690

16	The Income Fund of America

Short-term securities 6.98%	Principal amount (000)	Value (000)
Chariot Funding, LLC 0.33%–0.40% due 12/1/2015–12/14/2015[2]	$124,000	$123,842
Coca-Cola Co. 0.14%–0.39% due 8/11/2015–1/11/2016[2]	150,000	149,845
Fannie Mae 0.09%–0.30% due 8/6/2015–3/1/2016	920,000	919,509
Federal Home Loan Bank 0.06%–0.20% due 8/14/2015–1/27/2016	2,593,150	2,592,615
Freddie Mac 0.10%–0.21% due 8/5/2015–1/6/2016	1,248,000	1,247,672
General Electric Capital Corp. 0.23%–0.30% due 11/17/2015–12/7/2015	73,600	73,541
Jupiter Securitization Co., LLC 0.28% due 10/8/2015[2]	50,000	49,977
Microsoft Corp. 0.09% due 8/12/2015–9/2/2015[2]	75,000	74,997
Pfizer Inc 0.12%–0.14% due 8/3/2015–10/1/2015[2]	88,000	87,994
U.S. Treasury Bills 0.13% due 10/1/2015	50,000	49,997
Other securities		1,393,921

Total short-term securities (cost: $6,763,471,000)		6,763,910
Total investment securities 100.05% (cost: $83,042,610,000)		97,037,102
Other assets less liabilities (0.05)%		(45,091)

Net assets 100.00%		$96,992,011

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities in “Other securities” (with an aggregate value of $19,158,000, an aggregate cost of $22,311,000, and which represented .02% of the net assets of the fund) were acquired from 5/2/2013 to 4/7/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $461,060,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 7/31/2015 (000)
Sales:
Australian dollars	9/1/2015	JPMorgan Chase	$121,117	A$163,200	$2,059
Australian dollars	9/17/2015	HSBC Bank	$28,636	A$39,000	207
Euros	8/6/2015	UBS AG	$176,785	€157,600	3,688
					$5,954

The Income Fund of America	17

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended July 31, 2015, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 7/31/2015 (000)
Iron Mountain Inc.	12,457,211	1,187,569	—	13,644,780	$71,432	$410,026
Iron Mountain Inc. 5.75% 2024	$2,175,000	$2,150,000	—	$4,325,000	216	4,374
Iron Mountain Inc. 6.00% 2023	$950,000	—	—	$950,000	57	992
R.R. Donnelley & Sons Co.	13,345,400	—	—	13,345,400	13,879	234,212
R.R. Donnelley & Sons Co. 7.00% 2022	$16,735,000	$2,500,000	$1,735,000	$17,500,000	1,225	18,878
R.R. Donnelley & Sons Co. 6.50% 2023	$11,125,000	$3,500,000	$3,045,000	$11,580,000	717	12,000
R.R. Donnelley & Sons Co. 7.25% 2018	$7,234,000	—	—	$7,234,000	521	7,948
R.R. Donnelley & Sons Co. 7.875% 2021	$3,050,000	—	—	$3,050,000	187	3,458
TalkTalk Telecom Group PLC	57,242,000	1,071,942	—	58,313,942	12,217	274,473
Outfront Media Inc.	7,800,000	1,264,824	—	9,064,824	48,078	227,799
Outfront Media Inc. 5.625% 2024[2]	—	$7,650,000	—	$7,650,000	128	7,832
Diebold, Inc.	3,925,000	—	—	3,925,000	4,514	133,646
Baytex Energy Corp.[7]	5,106,281	6,954,675	—	12,060,956	10,542	103,839
Baytex Energy Corp. 5.125% 2021[2]	—	$10,050,000	—	$10,050,000	167	8,995
Baytex Energy Corp. 5.625% 2024[2]	—	$3,450,000	—	$3,450,000	43	2,984
NII Holdings, Inc., Class B1	—	8,870,538	877,869	7,992,669	—	114,295
Redwood Trust, Inc.	2,479,888	2,599,829	—	5,079,717	4,406	78,736
Rotech Healthcare Inc., Term Loan, 13.00% 2020[4,5,8,9,10]	$18,566,454	$2,177,366	—	$20,743,820	2,575	20,640
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[4,5,8,10]	$12,009,250	—	$121,000	$11,888,250	668	11,829
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[4,5,8,10]	$9,200,000	—	—	$9,200,000	935	9,154
Rotech Healthcare Inc.[1,10]	543,172	—	—	543,172	—	5,839
Douglas Dynamics, Inc.	1,444,000	—	—	1,444,000	1,271	29,631
Cliffs Natural Resources Inc., Series A, 7.00% convertible preferred 2016	2,925,000	—	—	2,925,000	5,119	7,400
Cliffs Natural Resources Inc. 8.25% 2020[2]	—	$7,475,000	—	$7,475,000	138	6,821
Cliffs Natural Resources Inc. 4.875% 2021	$4,945,000	—	—	$4,945,000	257	1,385
Cliffs Natural Resources Inc.	7,354,581	—	7,354,581	—	2,206	—
Digital Realty Trust, Inc.[11]	8,346,000	—	1,231,000	7,115,000	25,630	—
Healthscope Ltd.[11]	101,831,569	91,231,023	164,426,389	28,636,203	2,234	—
MeadWestvaco Corp.[11]	11,281,000	—	11,281,000	—	7,158	—
Northwest Bancshares, Inc.[11]	4,850,000	—	4,850,000	—	1,310	—
TerraForm Power, Inc., Class A11	—	3,190,000	—	3,190,000	—	—
Waste Management, Inc.[11]	27,982,868	—	5,829,515	22,153,353	38,151	—
					$255,981	$1,737,186

18	The Income Fund of America

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $6,581,712,000, which represented 6.79% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.
[6]	Purchased on a TBA basis.
[7]	This security was an unaffiliated issuer in its initial period of acquisition at 7/31/2014; it was not publicly disclosed.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $512,779,000, which represented .53% of the net assets of the fund.
[9]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[10]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $226,581,000, which represented .23% of the net assets of the fund.
[11]	Unaffiliated issuer at 7/31/2015.

Key to abbreviations and symbols

ADR = American Depositary Receipts

TBA = To be announced

A$ = Australian dollars

€ = Euros

See Notes to Financial Statements

The Income Fund of America	19

Financial statements

Statement of assets and liabilities at July 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $80,954,482)	$95,299,916
Affiliated issuers (cost: $2,088,128)	1,737,186	$97,037,102
Cash denominated in currencies other than U.S. dollars (cost: $535)		535
Cash		16,848
Unrealized appreciation on open forward currency contracts		5,954
Receivables for:
Sales of investments	1,602,147
Sales of fund’s shares	86,623
Dividends and interest	414,668
Other	569	2,104,007
		99,164,446
Liabilities:
Payables for:
Purchases of investments	2,028,882
Repurchases of fund’s shares	71,005
Investment advisory services	16,406
Services provided by related parties	33,108
Trustees’ deferred compensation	5,106
Other	17,928	2,172,435
Net assets at July 31, 2015		$96,992,011

Net assets consist of:
Capital paid in on shares of beneficial interest		$80,856,718
Undistributed net investment income		492,116
Undistributed net realized gain		1,657,959
Net unrealized appreciation		13,985,218
Net assets at July 31, 2015		$96,992,011

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (4,556,969 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$72,952,319	3,423,709	$21.31
Class B	300,941	14,214	21.17
Class C	6,390,218	303,474	21.06
Class F-1	4,159,935	195,667	21.26
Class F-2	4,042,419	189,819	21.30
Class 529-A	1,488,451	69,985	21.27
Class 529-B	19,594	923	21.23
Class 529-C	465,922	21,996	21.18
Class 529-E	64,305	3,032	21.21
Class 529-F-1	57,754	2,716	21.27
Class R-1	138,742	6,551	21.18
Class R-2	598,629	28,387	21.09
Class R-2E	93	4	21.29
Class R-3	1,275,306	60,071	21.23
Class R-4	1,203,242	56,559	21.27
Class R-5	658,092	30,883	21.31
Class R-6	3,176,049	148,979	21.32

See Notes to Financial Statements

20	The Income Fund of America

Statement of operations for the year ended July 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $35,813; also includes $248,147 from affiliates)	$2,715,399
Interest (includes $7,834 from affiliates)	914,584	$3,629,983
Fees and expenses*:
Investment advisory services	211,829
Distribution services	284,287
Transfer agent services	71,041
Administrative services	19,015
Reports to shareholders	2,773
Registration statement and prospectus	2,375
Trustees’ compensation	494
Auditing and legal	262
Custodian	3,039
Other	2,141	597,256
Net investment income		3,032,727

Net realized gain and unrealized depreciation:
Net realized gain on:
Investments (net of non-U.S. taxes of $321; also includes $14,561 net loss from affiliates)	3,743,668
Forward currency contracts	96,423
Currency transactions	12,310	3,852,401
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $14,610)	(4,117,274)
Forward currency contracts	2,687
Currency translations	(612)	(4,115,199)
Net realized gain and unrealized depreciation		(262,798)

Net increase in net assets resulting from operations		$2,769,929

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended July 31
	2015	2014

Operations:
Net investment income	$3,032,727	$3,274,444
Net realized gain	3,852,401	2,867,529
Net unrealized (depreciation) appreciation	(4,115,199)	4,433,412
Net increase in net assets resulting from operations	2,769,929	10,575,385

Dividends paid to shareholders from net investment income	(3,456,253)	(2,769,274)

Net capital share transactions	3,840,273	2,749,667

Total increase in net assets	3,153,949	10,555,778

Net assets:
Beginning of year	93,838,062	83,282,284
End of year (including undistributed net investment income: $492,116 and $904,906, respectively)	$96,992,011	$93,838,062

See Notes to Financial Statements

The Income Fund of America	21

Notes to financial statements

1. Organization

The Income Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

22	The Income Fund of America

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

The Income Fund of America	23

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are

24	The Income Fund of America

not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of July 31, 2015 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$10,129,479	$26,069	$2	$10,155,550
Health care	9,544,600	—	5,839	9,550,439
Financials	9,347,623	—	—	9,347,623
Information technology	7,953,667	—	—	7,953,667
Consumer staples	6,687,188	—	—	6,687,188
Energy	4,837,079	—	—	4,837,079
Consumer discretionary	4,707,726	—	47	4,707,773
Materials	4,189,915	—	—	4,189,915
Telecommunication services	3,866,289	—	—	3,866,289
Utilities	3,722,223	—	—	3,722,223
Miscellaneous	4,123,890	—	—	4,123,890
Preferred securities	462,571	—	—	462,571
Convertible stocks	636,378	40,026	—	676,404
Convertible bonds	—	624,891	—	624,891
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	13,206,290	127,675	13,333,965
U.S. Treasury bonds & notes	—	3,416,736	—	3,416,736
Mortgage-backed obligations	—	1,814,902	—	1,814,902
Federal agency bonds & notes	—	335,215	—	335,215
Other	—	466,872	—	466,872
Short-term securities	—	6,763,910	—	6,763,910
Total	$70,208,628	$26,694,911	$133,563	$97,037,102

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$5,954	$—	$5,954

*	Securities with a value of $14,231,919,000, which represented 14.67% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

The Income Fund of America	25

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to lend additional sums based upon the terms of the loan agreement. As of July 31, 2015, the fund’s maximum exposure of unfunded loan commitments was $82,604,000, which would represent .09% of the net assets of the fund should such commitments become due. Unrealized appreciation of $639,000 is included in net unrealized depreciation on investments in the statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

26	The Income Fund of America

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, July 31, 2015 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$5,954	Unrealized depreciation on open forward currency contracts	$—

		Net realized gain		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$96,423	Net unrealized appreciation on forward currency contracts	$2,687

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of July 31, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral *	Cash collateral	Net amount
Assets:
HSBC Bank	$207	$—	$(207)	$—	$—
JPMorgan Chase	2,059	—	(2,059)	—	—
UBS AG	3,688	—	(3,688)	—	—
Total	$5,954	$—	$(5,954)	$—	$—

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The Income Fund of America	27

As of and during the period ended July 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state tax authorities for tax years before 2010.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended July 31, 2015, the fund reclassified $10,782,000 and $56,768,000 from undistributed net realized gain to undistributed net investment income and capital paid in on shares of beneficial interest, respectively, and $46,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of July 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$501,041
Undistributed long-term capital gains	1,677,798
Gross unrealized appreciation on investment securities	17,039,391
Gross unrealized depreciation on investment securities	(3,071,097)
Net unrealized appreciation on investment securities	13,968,294
Cost of investment securities	83,068,808

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended July 31
Share class	2015	2014
Class A	$2,652,016	$2,166,322
Class B	12,848	17,038
Class C	188,824	157,610
Class F-1	140,923	128,654
Class F-2	142,230	60,710
Class 529-A	53,022	42,937
Class 529-B	730	894
Class 529-C	13,212	10,460
Class 529-E	2,176	1,762
Class 529-F-1	2,101	1,617
Class R-1	3,933	3,039
Class R-2	18,272	15,075
Class R-2E*	1
Class R-3	44,001	37,748
Class R-4	43,909	35,012
Class R-5	24,087	18,810
Class R-6	113,968	71,586
Total	$3,456,253	$2,769,274

*Class R-2E shares were offered beginning August 29, 2014.

28	The Income Fund of America

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.123% on such assets in excess of $89 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2015, the investment advisory services fee was $211,829,000, which was equivalent to an annualized rate of 0.218% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

The Income Fund of America	29

For the year ended July 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$179,323	$51,394	$7,328	Not applicable
Class B	4,527	343	Not applicable	Not applicable
Class C	65,887	4,645	3,299	Not applicable
Class F-1	9,944	4,288	1,990	Not applicable
Class F-2	Not applicable	3,855	1,865	Not applicable
Class 529-A	3,423	808	752	$1,334
Class 529-B	269	19	14	24
Class 529-C	4,736	280	238	423
Class 529-E	329	18	33	58
Class 529-F-1	—	30	28	50
Class R-1	1,383	125	69	Not applicable
Class R-2	4,706	1,921	317	Not applicable
Class R-2E*	— †	— †	— †	Not applicable
Class R-3	6,687	1,878	672	Not applicable
Class R-4	3,073	1,137	616	Not applicable
Class R-5	Not applicable	288	319	Not applicable
Class R-6	Not applicable	12	1,475	Not applicable
Total class-specific expenses	$284,287	$71,041	$19,015	$1,889

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $494,000 in the fund’s statement of operations includes $348,000 in current fees (either paid in cash or deferred) and a net increase of $146,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of					Net increase
	Sales[1]		dividends			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended July 31, 2015

Class A	$6,799,575	313,392	$2,564,923	118,409		$(7,191,840)	(331,631)	$2,172,658	100,170
Class B	6,142	286	12,632	586		(319,960)	(14,873)	(301,186)	(14,001)
Class C	1,134,135	52,855	180,877	8,438		(1,476,126)	(68,920)	(161,114)	(7,627)
Class F-1	1,142,485	52,837	134,607	6,228		(928,887)	(42,846)	348,205	16,219
Class F-2	1,557,560	71,770	131,617	6,083		(580,458)	(26,780)	1,108,719	51,073
Class 529-A	181,865	8,403	53,006	2,452		(198,921)	(9,201)	35,950	1,654
Class 529-B	915	42	729	34		(16,095)	(746)	(14,451)	(670)
Class 529-C	61,911	2,870	13,208	612		(75,581)	(3,512)	(462)	(30)
Class 529-E	8,791	407	2,176	101		(10,867)	(504)	100	4
Class 529-F-1	13,159	608	2,099	97		(9,349)	(432)	5,909	273
Class R-1	31,622	1,464	3,913	181		(28,794)	(1,338)	6,741	307
Class R-2	126,784	5,904	18,246	850		(177,349)	(8,260)	(32,319)	(1,506)
Class R-2E2	94	4	1	—	[3]	— [3]	— [3]	95	4
Class R-3	248,510	11,496	43,878	2,032		(365,620)	(16,941)	(73,232)	(3,413)
Class R-4	306,349	14,154	43,888	2,029		(330,284)	(15,265)	19,953	918
Class R-5	195,218	8,999	24,077	1,112		(123,241)	(5,683)	96,054	4,428
Class R-6	1,252,456	57,974	113,878	5,257		(737,681)	(33,850)	628,653	29,381
Total net increase (decrease)	$13,067,571	603,465	$3,343,755	154,501		$(12,571,053)	(580,782)	$3,840,273	177,184

30	The Income Fund of America

			Reinvestments of				Net increase
	Sales[1]		dividends		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended July 31, 2014

Class A	$6,420,156	311,526	$2,090,820	102,005	$(7,163,661)	(347,576)	$1,347,315	65,955
Class B	15,848	780	16,702	824	(312,935)	(15,329)	(280,385)	(13,725)
Class C	1,051,634	51,585	150,122	7,408	(1,565,367)	(76,875)	(363,611)	(17,882)
Class F-1	1,447,794	70,525	124,418	6,078	(1,659,394)	(78,512)	(87,182)	(1,909)
Class F-2	1,663,283	78,324	53,497	2,597	(314,086)	(15,206)	1,402,694	65,715
Class 529-A	179,862	8,743	42,926	2,097	(179,607)	(8,721)	43,181	2,119
Class 529-B	1,516	74	894	44	(17,388)	(850)	(14,978)	(732)
Class 529-C	67,037	3,269	10,457	513	(67,255)	(3,280)	10,239	502
Class 529-E	8,763	427	1,762	86	(9,933)	(484)	592	29
Class 529-F-1	12,490	608	1,616	79	(10,431)	(506)	3,675	181
Class R-1	25,667	1,253	3,020	148	(26,991)	(1,319)	1,696	82
Class R-2	126,996	6,209	15,050	742	(171,159)	(8,400)	(29,113)	(1,449)
Class R-3	263,971	12,837	37,671	1,845	(384,619)	(18,800)	(82,977)	(4,118)
Class R-4	309,321	15,045	34,994	1,709	(295,671)	(14,388)	48,644	2,366
Class R-5	187,464	8,951	18,802	918	(213,083)	(10,161)	(6,817)	(292)
Class R-6	809,454	39,104	71,525	3,478	(124,285)	(6,015)	756,694	36,567
Total net increase (decrease)	$12,591,256	609,260	$2,674,276	130,571	$(12,515,865)	(606,422)	$2,749,667	133,409

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $38,135,639,000 and $37,068,096,000, respectively, during the year ended July 31, 2015.

The Income Fund of America	31

Financial highlights

		Income from
		investment operations[1]
			Net (losses)
	Net asset		gains on		Dividends	Net asset			Ratio of	Ratio of
	value,	Net	securities (both	Total from	(from net	value,		Net assets,	expenses	net income
	beginning	investment	realized and	investment	investment	end	Total	end of period	to average	to average
	of period	income[2]	unrealized)	operations	income)	of period	return[3,4]	(in millions)	net assets[2]	net assets[2]
Class A:
Year ended 7/31/2015	$21.45	$.69	$(.04)	$.65	$(.79)	$21.31	3.01%	$72,952	.55%	3.19%
Year ended 7/31/2014	19.64	.78	1.69	2.47	(.66)	21.45	12.78	71,290	.57	3.76
Year ended 7/31/2013	17.66	.67	1.99	2.66	(.68)	19.64	15.33	63,968	.58	3.58
Year ended 7/31/2012	16.97	.66	.73	1.39	(.70)	17.66	8.45	56,153	.59	3.92
Year ended 7/31/2011	15.48	.71	1.53	2.24	(.75)	16.97	14.68	52,940	.58	4.24
Class B:
Year ended 7/31/2015	21.30	.53	(.05)	.48	(.61)	21.17	2.23	301	1.30	2.45
Year ended 7/31/2014	19.50	.61	1.69	2.30	(.50)	21.30	11.92	601	1.32	2.99
Year ended 7/31/2013	17.53	.53	1.97	2.50	(.53)	19.50	14.48	818	1.33	2.86
Year ended 7/31/2012	16.85	.53	.71	1.24	(.56)	17.53	7.56	1,161	1.34	3.19
Year ended 7/31/2011	15.37	.58	1.52	2.10	(.62)	16.85	13.82	1,760	1.34	3.48
Class C:
Year ended 7/31/2015	21.21	.51	(.04)	.47	(.62)	21.06	2.19	6,390	1.35	2.39
Year ended 7/31/2014	19.42	.60	1.69	2.29	(.50)	21.21	11.91	6,597	1.37	2.95
Year ended 7/31/2013	17.47	.51	1.97	2.48	(.53)	19.42	14.41	6,389	1.38	2.79
Year ended 7/31/2012	16.80	.52	.71	1.23	(.56)	17.47	7.55	6,096	1.38	3.13
Year ended 7/31/2011	15.33	.57	1.51	2.08	(.61)	16.80	13.77	6,157	1.39	3.43
Class F-1:
Year ended 7/31/2015	21.40	.67	(.04)	.63	(.77)	21.26	2.94	4,160	.64	3.10
Year ended 7/31/2014	19.60	.76	1.68	2.44	(.64)	21.40	12.66	3,841	.65	3.71
Year ended 7/31/2013	17.62	.65	2.00	2.65	(.67)	19.60	15.30	3,554	.65	3.50
Year ended 7/31/2012	16.94	.65	.72	1.37	(.69)	17.62	8.35	2,563	.64	3.87
Year ended 7/31/2011	15.46	.70	1.52	2.22	(.74)	16.94	14.58	2,025	.64	4.19
Class F-2:
Year ended 7/31/2015	21.44	.73	(.04)	.69	(.83)	21.30	3.20	4,042	.38	3.35
Year ended 7/31/2014	19.63	.80	1.71	2.51	(.70)	21.44	12.97	2,975	.40	3.89
Year ended 7/31/2013	17.65	.70	1.99	2.69	(.71)	19.63	15.53	1,434	.41	3.74
Year ended 7/31/2012	16.97	.69	.72	1.41	(.73)	17.65	8.59	1,020	.40	4.09
Year ended 7/31/2011	15.48	.74	1.53	2.27	(.78)	16.97	14.90	747	.40	4.42
Class 529-A:
Year ended 7/31/2015	21.41	.67	(.04)	.63	(.77)	21.27	2.92	1,489	.65	3.09
Year ended 7/31/2014	19.60	.75	1.70	2.45	(.64)	21.41	12.69	1,463	.67	3.66
Year ended 7/31/2013	17.63	.65	1.98	2.63	(.66)	19.60	15.19	1,298	.68	3.48
Year ended 7/31/2012	16.95	.64	.72	1.36	(.68)	17.63	8.30	1,102	.68	3.82
Year ended 7/31/2011	15.46	.69	1.53	2.22	(.73)	16.95	14.62	939	.67	4.15
Class 529-B:
Year ended 7/31/2015	21.36	.50	(.05)	.45	(.58)	21.23	2.10	20	1.43	2.33
Year ended 7/31/2014	19.55	.58	1.70	2.28	(.47)	21.36	11.79	34	1.45	2.85
Year ended 7/31/2013	17.57	.50	1.99	2.49	(.51)	19.55	14.35	45	1.46	2.73
Year ended 7/31/2012	16.89	.51	.71	1.22	(.54)	17.57	7.41	58	1.47	3.06
Year ended 7/31/2011	15.41	.56	1.52	2.08	(.60)	16.89	13.66	76	1.46	3.37

32	The Income Fund of America

		Income from
		investment operations[1]
			Net (losses)
	Net asset		gains on		Dividends	Net asset					Ratio of		Ratio of
	value,	Net	securities (both	Total from	(from net	value,			Net assets,		expenses		net income
	beginning	investment	realized and	investment	investment	end	Total		end of period		to average		to average
	of period	income[2]	unrealized)	operations	income)	of period	return[3,4]		(in millions)		net assets[2]		net assets[2]
Class 529-C:
Year ended 7/31/2015	$21.33	$.50	$(.05)	$.45	$(.60)	$21.18	2.09%		$466		1.42%		2.32%
Year ended 7/31/2014	19.53	.59	1.69	2.28	(.48)	21.33	11.82		470		1.44		2.88
Year ended 7/31/2013	17.56	.50	1.99	2.49	(.52)	19.53	14.36		420		1.45		2.71
Year ended 7/31/2012	16.89	.51	.71	1.22	(.55)	17.56	7.43		370		1.47		3.04
Year ended 7/31/2011	15.41	.56	1.53	2.09	(.61)	16.89	13.71		331		1.46		3.37
Class 529-E:
Year ended 7/31/2015	21.35	.62	(.04)	.58	(.72)	21.21	2.68		64		.89		2.85
Year ended 7/31/2014	19.55	.70	1.69	2.39	(.59)	21.35	12.39		65		.91		3.41
Year ended 7/31/2013	17.58	.60	1.99	2.59	(.62)	19.55	14.95		59		.92		3.24
Year ended 7/31/2012	16.91	.60	.71	1.31	(.64)	17.58	7.99		52		.93		3.57
Year ended 7/31/2011	15.43	.65	1.52	2.17	(.69)	16.91	14.27		44		.94		3.88
Class 529-F-1:
Year ended 7/31/2015	21.41	.72	(.04)	.68	(.82)	21.27	3.16		58		.42		3.31
Year ended 7/31/2014	19.60	.80	1.70	2.50	(.69)	21.41	12.94		52		.44		3.89
Year ended 7/31/2013	17.63	.69	1.98	2.67	(.70)	19.60	15.44		44		.45		3.70
Year ended 7/31/2012	16.95	.68	.72	1.40	(.72)	17.63	8.53		36		.46		4.04
Year ended 7/31/2011	15.46	.73	1.53	2.26	(.77)	16.95	14.87		31		.45		4.37
Class R-1:
Year ended 7/31/2015	21.33	.51	(.05)	.46	(.61)	21.18	2.16		139		1.36		2.38
Year ended 7/31/2014	19.53	.60	1.69	2.29	(.49)	21.33	11.88		133		1.39		2.93
Year ended 7/31/2013	17.56	.52	1.98	2.50	(.53)	19.53	14.43		120		1.39		2.78
Year ended 7/31/2012	16.89	.52	.71	1.23	(.56)	17.56	7.50		122		1.40		3.11
Year ended 7/31/2011	15.41	.57	1.52	2.09	(.61)	16.89	13.76		109		1.41		3.42
Class R-2:
Year ended 7/31/2015	21.23	.52	(.04)	.48	(.62)	21.09	2.24		599		1.32		2.42
Year ended 7/31/2014	19.45	.60	1.68	2.28	(.50)	21.23	11.85		635		1.37		2.95
Year ended 7/31/2013	17.49	.52	1.98	2.50	(.54)	19.45	14.47		609		1.36		2.80
Year ended 7/31/2012	16.82	.52	.71	1.23	(.56)	17.49	7.52		567		1.40		3.11
Year ended 7/31/2011	15.35	.57	1.51	2.08	(.61)	16.82	13.75		552		1.41		3.41
Class R-2E:
Period from 8/29/2014 to 7/31/2015[5,6]	21.98	.54	(.47)	.07	(.76)	21.29	.28	[7]	—	[8]	.96	[7,9]	2.73	[7,9]
Class R-3:
Year ended 7/31/2015	21.37	.61	(.04)	.57	(.71)	21.23	2.65		1,275		.92		2.83
Year ended 7/31/2014	19.57	.69	1.69	2.38	(.58)	21.37	12.35		1,357		.94		3.38
Year ended 7/31/2013	17.60	.60	1.98	2.58	(.61)	19.57	14.91		1,323		.94		3.22
Year ended 7/31/2012	16.92	.60	.72	1.32	(.64)	17.60	8.01		1,204		.96		3.55
Year ended 7/31/2011	15.44	.64	1.53	2.17	(.69)	16.92	14.23		1,118		.96		3.86

See page 34 for footnotes.

The Income Fund of America	33

Financial highlights (continued)

		Income from
		investment operations[1]
			Net (losses)
	Net asset		gains on		Dividends	Net asset			Ratio of	Ratio of
	value,	Net	securities (both	Total from	(from net	value,		Net assets,	expenses	net income
	beginning	investment	realized and	investment	investment	end	Total	end of period	to average	to average
	of period	income[2]	unrealized)	operations	income)	of period	return[3,4]	(in millions)	net assets[2]	net assets[2]
Class R-4:
Year ended 7/31/2015	$21.42	$.68	$(.06)	$.62	$(.77)	$21.27	2.90%	$1,203	.62%	3.12%
Year ended 7/31/2014	19.61	.76	1.70	2.46	(.65)	21.42	12.71	1,192	.64	3.67
Year ended 7/31/2013	17.63	.66	1.99	2.65	(.67)	19.61	15.29	1,045	.64	3.52
Year ended 7/31/2012	16.95	.65	.72	1.37	(.69)	17.63	8.33	880	.65	3.86
Year ended 7/31/2011	15.46	.70	1.53	2.23	(.74)	16.95	14.62	809	.66	4.17
Class R-5:
Year ended 7/31/2015	21.45	.74	(.04)	.70	(.84)	21.31	3.25	658	.32	3.41
Year ended 7/31/2014	19.64	.82	1.70	2.52	(.71)	21.45	13.03	567	.34	3.98
Year ended 7/31/2013	17.66	.71	1.99	2.70	(.72)	19.64	15.60	525	.34	3.83
Year ended 7/31/2012	16.97	.70	.73	1.43	(.74)	17.66	8.70	462	.35	4.17
Year ended 7/31/2011	15.48	.75	1.53	2.28	(.79)	16.97	14.94	478	.36	4.46
Class R-6:
Year ended 7/31/2015	21.46	.75	(.04)	.71	(.85)	21.32	3.30	3,176	.28	3.45
Year ended 7/31/2014	19.65	.83	1.70	2.53	(.72)	21.46	13.08	2,566	.29	4.03
Year ended 7/31/2013	17.66	.72	2.00	2.72	(.73)	19.65	15.72	1,631	.29	3.85
Year ended 7/31/2012	16.98	.71	.72	1.43	(.75)	17.66	8.69	1,025	.30	4.21
Year ended 7/31/2011	15.49	.76	1.52	2.28	(.79)	16.98	14.99	758	.31	4.51

	Year ended July 31
Portfolio turnover rate for all share classes[10]	2015	2014	2013	2012	2011
Including mortgage dollar roll transactions	45%	39%	47%	41%	38%
Excluding mortgage dollar roll transactions	32%	Not available

[1]	Based on average shares outstanding.
[2]	For the year ended July 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share would have been lower by $.11; the Class A ratio of expenses to average net assets would have been lower by .01 percentage points; and the Class A ratio of net income to average net assets would have been lower by .51 percentage points. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Not annualized.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[8]	Amount less than $1 million.
[9]	Annualized.
[10]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

34	The Income Fund of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Income Fund of America:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the summary investment portfolio, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 10, 2015

The Income Fund of America	35

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (February 1, 2015, through July 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36	The Income Fund of America

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	2/1/2015	7/31/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$1,010.18	$2.74	.55%
Class A - assumed 5% return	1,000.00	1,022.07	2.76	.55
Class B - actual return	1,000.00	1,006.00	6.42	1.29
Class B - assumed 5% return	1,000.00	1,018.40	6.46	1.29
Class C - actual return	1,000.00	1,006.31	6.67	1.34
Class C - assumed 5% return	1,000.00	1,018.15	6.71	1.34
Class F-1 - actual return	1,000.00	1,009.40	3.14	.63
Class F-1 - assumed 5% return	1,000.00	1,021.67	3.16	.63
Class F-2 - actual return	1,000.00	1,011.03	1.94	.39
Class F-2 - assumed 5% return	1,000.00	1,022.86	1.96	.39
Class 529-A - actual return	1,000.00	1,009.75	3.24	.65
Class 529-A - assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 529-B - actual return	1,000.00	1,005.37	7.06	1.42
Class 529-B - assumed 5% return	1,000.00	1,017.75	7.10	1.42
Class 529-C - actual return	1,000.00	1,005.41	7.06	1.42
Class 529-C - assumed 5% return	1,000.00	1,017.75	7.10	1.42
Class 529-E - actual return	1,000.00	1,008.51	4.43	.89
Class 529-E - assumed 5% return	1,000.00	1,020.38	4.46	.89
Class 529-F-1 - actual return	1,000.00	1,010.45	2.09	.42
Class 529-F-1 - assumed 5% return	1,000.00	1,022.71	2.11	.42
Class R-1 - actual return	1,000.00	1,005.69	6.81	1.37
Class R-1 - assumed 5% return	1,000.00	1,018.00	6.85	1.37
Class R-2 - actual return	1,000.00	1,006.44	6.47	1.30
Class R-2 - assumed 5% return	1,000.00	1,018.35	6.51	1.30
Class R-2E - actual return	1,000.00	1,007.98	4.88	.98
Class R-2E - assumed 5% return	1,000.00	1,019.93	4.91	.98
Class R-3 - actual return	1,000.00	1,007.92	4.53	.91
Class R-3 - assumed 5% return	1,000.00	1,020.28	4.56	.91
Class R-4 - actual return	1,000.00	1,009.39	3.09	.62
Class R-4 - assumed 5% return	1,000.00	1,021.72	3.11	.62
Class R-5 - actual return	1,000.00	1,010.90	1.60	.32
Class R-5 - assumed 5% return	1,000.00	1,023.21	1.61	.32
Class R-6 - actual return	1,000.00	1,011.57	1.40	.28
Class R-6 - assumed 5% return	1,000.00	1,023.41	1.40	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

The Income Fund of America	37

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2015:

Long-term capital gains	$56,768,000
Qualified dividend income	$3,318,222,000
Corporate dividends received deduction	$1,912,330,000
U.S. government income that may be exempt from state taxation	$52,470,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

38	The Income Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	79	None
Vanessa C. L. Chang, 1952	2012	Director, EL & EL Investments (real estate)	16	Edison International; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
James J. Postl, 1946	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	Pulte, Inc.
Margaret Spellings, 1957	2012	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	79	None
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2004	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Alexza Pharmaceuticals, Inc.

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Hilda L. Applbaum, 1961 Vice Chairman of the Board	1998	Partner — Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 40 for footnotes.

The Income Fund of America	39

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David C. Barclay, 1956 President	1998	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Dina N. Perry, 1945 Senior Vice President	1994	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Paul F. Roye, 1953 Senior Vice President	2007	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company[6]
Andrew B. Suzman, 1967 Senior Vice President	2004	Partner — Capital World Investors, Capital Research and Management Company;
Director, American Funds Distributors, Inc.;[6] Director, Capital Strategy Research, Inc.;[6]
		Director, The Capital Group Companies, Inc.[6]
Joanna F. Jonsson, 1963 Vice President	2006	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President	2012	Chief Compliance Officer, Capital Research Company;[6] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
John H. Smet, 1956 Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 1971 Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Viviane T. Russo, 1981 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

40	The Income Fund of America

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete July 31, 2015, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$138,000
2015	$161,000

b) Audit-Related Fees:
2014	$28,000
2015	$22,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$1,000
2015	$9,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$730,000
2015	$1,435,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$41,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,181,000 for fiscal year 2014 and $1,743,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Income Fund of America®
Investment portfolio
July 31, 2015
Common stocks 71.28% Industrials 10.47%	Shares	Value (000)
General Electric Co.	77,005,000	$2,009,830
Lockheed Martin Corp.	7,317,400	1,515,433
Waste Management, Inc.	22,153,353	1,132,701
BAE Systems PLC	114,530,500	858,869
Caterpillar Inc.	10,229,000	804,306
KONE Oyj, Class B	9,686,000	405,933
Hubbell Inc., Class B	3,430,000	358,126
PACCAR Inc	5,452,500	353,540
Ryanair Holdings PLC (ADR)[1]	4,615,000	342,018
Edenred SA	11,360,000	283,395
Norfolk Southern Corp.	3,000,000	252,990
R.R. Donnelley & Sons Co.[2]	13,345,400	234,212
Boeing Co.	1,500,000	216,255
Macquarie Infrastructure Corp.	2,490,000	211,476
Masco Corp.	7,000,000	184,730
Honeywell International Inc.	1,575,000	165,454
Abertis Infraestructuras, SA, Class A	9,267,930	151,711
United Technologies Corp.	1,500,000	150,465
Delta Air Lines, Inc.	3,355,000	148,761
TransDigm Group Inc.[1]	630,000	142,569
Randstad Holding NV	850,000	58,195
Geberit AG	158,758	54,956
Schneider Electric SE	495,000	34,570
Douglas Dynamics, Inc.[2]	1,444,000	29,631
Atlas Copco AB, Class B	1,195,000	29,353
CEVA Group PLC[1,3,4]	35,229	26,069
Atrium Corp.[1,3,4]	1,807	2
		10,155,550
Health care 9.85%
Merck & Co., Inc.	50,113,640	2,954,700
Pfizer Inc.	61,380,000	2,213,363
Bristol-Myers Squibb Co.	24,252,500	1,591,934
Eli Lilly and Co.	8,959,400	757,159
AstraZeneca PLC	9,990,000	673,958
Novartis AG	3,762,000	390,877
Novartis AG (ADR)	500,000	51,875
GlaxoSmithKline PLC	19,555,000	426,312
Roche Holding AG, non-registered shares, non-voting	600,000	173,300
AbbVie Inc.	1,520,000	106,415
Baxalta Inc.	2,995,000	98,326
Healthscope Ltd.	28,636,203	57,353
Sonic Healthcare Ltd.	3,245,000	49,028
Rotech Healthcare Inc.[1,2,4]	543,172	5,839
		9,550,439
The Income Fund of America — Page 1 of 34

Common stocks Financials 9.64%	Shares	Value (000)
JPMorgan Chase & Co.	19,330,200	$1,324,699
Wells Fargo & Co.	20,547,000	1,189,055
CME Group Inc., Class A	10,140,400	973,884
Banco Santander, SA1	103,815,826	716,475
Crown Castle International Corp.	7,450,000	610,229
Suncorp Group Ltd.	52,849,898	551,259
Public Storage	2,240,000	459,603
Digital Realty Trust, Inc.	7,115,000	457,281
Iron Mountain Inc.[2]	13,644,780	410,026
Lamar Advertising Co., Class A	5,253,322	315,462
Prudential PLC	11,775,000	277,205
Outfront Media Inc.[2]	9,064,824	227,799
AXA SA	7,835,000	206,515
HSBC Holdings PLC (HKD denominated)	13,126,382	118,018
HSBC Holdings PLC (GBP denominated)	9,260,749	83,836
BlackRock, Inc.	530,000	178,250
Sun Hung Kai Properties Ltd.	11,214,234	172,286
Link Real Estate Investment Trust	20,401,812	120,006
Alexandria Real Estate Equities, Inc.	1,232,625	114,277
Camden Property Trust	1,432,100	114,038
Kimco Realty Corp.	4,010,000	99,087
Arthur J. Gallagher & Co.	2,000,000	94,860
Simon Property Group, Inc.	450,000	84,249
Redwood Trust, Inc.[2]	5,079,717	78,736
Toronto-Dominion Bank (CAD denominated)	1,614,579	65,146
Equity Residential	812,000	60,746
New York Community Bancorp, Inc.	3,065,000	58,327
Allianz SE	350,000	57,312
Bank of Nova Scotia	919,677	45,138
Svenska Handelsbanken AB, Class A	2,880,000	44,068
City Holding Co.	741,000	35,731
American Tower Corp.	42,271	4,020
		9,347,623
Information technology 8.20%
Microsoft Corp.	61,441,100	2,869,299
Cisco Systems, Inc.	33,845,000	961,875
Intel Corp.	32,464,512	939,848
Analog Devices, Inc.	13,916,091	811,726
Texas Instruments Inc.	14,730,000	736,205
Taiwan Semiconductor Manufacturing Co., Ltd.	127,503,000	563,377
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	500	11
KLA-Tencor Corp.	6,409,290	340,013
Maxim Integrated Products, Inc.	7,046,000	239,846
Diebold, Inc.[2]	3,925,000	133,646
Quanta Computer Inc.	66,416,655	128,325
Paychex, Inc.	2,000,000	92,800
STMicroelectronics NV	11,549,289	90,221
Fidessa group PLC	1,240,000	46,475
		7,953,667
Consumer staples 6.89%
Procter & Gamble Co.	15,373,700	1,179,163
Philip Morris International Inc.	13,168,200	1,126,276
Coca-Cola Co.	21,745,000	893,285
The Income Fund of America — Page 2 of 34

Common stocks Consumer staples (continued)	Shares	Value (000)
Kimberly-Clark Corp.	5,100,000	$586,347
Altria Group, Inc.	8,459,000	460,000
PepsiCo, Inc.	4,300,000	414,305
British American Tobacco PLC	6,199,000	367,962
Kellogg Co.	5,250,000	347,392
Nestlé SA	4,395,000	332,934
Reynolds American Inc.	3,621,134	310,657
General Mills, Inc.	4,170,000	242,736
Campbell Soup Co.	4,500,000	221,895
Hershey Co.	1,500,000	139,335
Kraft Heinz Co.	816,667	64,901
		6,687,188
Energy 4.99%
ConocoPhillips	19,356,362	974,399
Royal Dutch Shell PLC, Class B (ADR)	11,431,000	664,713
Royal Dutch Shell PLC, Class B	6,003,647	174,433
Chevron Corp.	7,065,000	625,111
Spectra Energy Corp	19,655,500	594,776
Coal India Ltd.	85,000,000	582,038
BP PLC	76,550,000	472,738
Helmerich & Payne, Inc.	3,721,000	214,851
Baytex Energy Corp.[2]	12,060,956	103,839
Crescent Point Energy Corp.	6,601,028	99,986
Kinder Morgan, Inc.	2,630,000	91,103
Keyera Corp.	2,665,400	87,593
ONEOK, Inc.	1,775,000	67,077
TOTAL SA (ADR)	1,062,956	52,393
Husky Energy Inc.	1,750,000	31,953
Gener8 Maritime, Inc.[1,3]	5,506	76
		4,837,079
Consumer discretionary 4.85%
Target Corp.	9,200,000	753,020
Home Depot, Inc.	5,595,000	654,783
McDonald’s Corp.	6,000,000	599,160
General Motors Co.	14,742,512	464,536
Hasbro, Inc.	4,656,346	366,641
Marks and Spencer Group PLC	40,000,000	339,815
Wynn Macau, Ltd.	154,424,000	319,115
Time Warner Cable Inc.	1,600,000	304,016
Starwood Hotels & Resorts Worldwide, Inc.	2,650,000	210,569
Compass Group PLC	9,411,761	150,653
SES SA, Class A (FDR)	4,870,000	150,640
ProSiebenSat.1 Media SE	2,745,000	140,334
SJM Holdings Ltd.	114,800,000	133,276
Genuine Parts Co.	689,282	61,312
Cooper-Standard Holdings Inc.[1]	583,009	37,487
TopBuild Corp.[1]	777,777	22,369
Adelphia Recovery Trust, Series ACC-1[1,4]	19,531,478	47
		4,707,773
The Income Fund of America — Page 3 of 34

Common stocks Materials 4.32%	Shares	Value (000)
E.I. du Pont de Nemours and Co.	19,374,268	$1,080,309
Dow Chemical Co.	18,504,900	870,840
Potash Corp. of Saskatchewan Inc.	13,946,845	379,075
Rio Tinto PLC	9,018,000	350,173
Air Products and Chemicals, Inc.	2,425,000	345,587
WestRock Co.	4,432,218	279,496
Nucor Corp.	6,000,000	264,840
BASF SE	3,000,000	258,803
Rexam PLC	24,640,000	214,136
The Chemours Co.	7,570,581	82,671
Fletcher Building Ltd.	12,239,000	63,985
		4,189,915
Telecommunication services 3.98%
Verizon Communications Inc.	32,239,039	1,508,465
Telstra Corp. Ltd.	141,451,533	671,027
BT Group PLC	45,572,915	330,544
TalkTalk Telecom Group PLC[2]	58,313,942	274,473
Deutsche Telekom AG	13,740,000	248,230
HKT Trust and HKT Ltd., units	189,354,135	230,577
Orange SA	13,235,592	217,095
AT&T Inc.	3,750,000	130,275
CenturyLink, Inc.	4,290,000	122,694
NII Holdings, Inc., Class B1,2	7,992,669	114,295
Mobile TeleSystems OJSC (ADR)	2,270,000	18,614
		3,866,289
Utilities 3.84%
PG&E Corp.	11,300,000	593,363
EDP - Energias de Portugal, SA	134,952,000	499,175
Duke Energy Corp.	5,874,999	436,042
DTE Energy Co.	5,275,000	424,427
Power Assets Holdings Ltd.	43,556,000	410,429
SSE PLC	11,787,072	278,870
Dominion Resources, Inc.	3,570,000	255,969
FirstEnergy Corp.	6,987,983	237,312
HK Electric Investments and HK Electric Investments Ltd., units	230,870,000	160,519
National Grid PLC	10,800,000	143,882
TerraForm Power, Inc., Class A	3,190,000	96,210
NextEra Energy, Inc.	640,000	67,328
Exelon Corp.	2,000,000	64,180
Ratchaburi Electricity Generating Holding PCL	35,748,000	54,517
		3,722,223
Miscellaneous 4.25%
Other common stocks in initial period of acquisition		4,123,890
Total common stocks (cost: $55,009,922,000)		69,141,636
Preferred securities 0.48% Financials 0.48%
Citigroup Inc., Series K, depositary shares	2,771,488	75,994
Citigroup Inc. 7.875% preferred	2,637,610	67,180
Vornado Realty Trust, Series I, 6.625%	3,380,000	86,021
The Income Fund of America — Page 4 of 34

Preferred securities Financials (continued)	Shares	Value (000)
U.S. Bancorp, Series G, noncumulative convertible preferred	2,270,400	$61,074
PNC Financial Services Group, Inc., Series P, noncumulative depositary shares	2,000,000	55,100
Wells Fargo & Co., Class A, Series Q, 5.85% depositary shares preferred noncumulative	1,600,000	41,200
HSBC Holdings PLC, Series 2, 8.00%	1,505,000	39,190
Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	1,200,000	29,808
Morgan Stanley, Series I, depositary shares	272,400	7,004
Total preferred securities (cost: $444,203,000)		462,571
Rights & warrants 0.00% Energy 0.00%
Gener8 Maritime, Inc., warrants, expire 2017[1,3,4]	8,514	—
Total rights & warrants (cost: $2,171,000)		—
Convertible stocks 0.70% Materials 0.10%
Alcoa Inc., Class B, Series 1, cummulative convertible preferred 2017	2,500,000	90,200
Cliffs Natural Resources Inc., Series A, 7.00% convertible preferred 2016[2]	2,925,000	7,400
		97,600
Energy 0.08%
Chesapeake Energy Corporation 5.75% convertible preferred[3]	125,700	72,277
Financials 0.06%
American Tower Corp., Series A, convertible preferred	600,000	62,130
Industrials 0.04%
CEVA Group PLC, Series A-2, 2.289% convertible preferred[4,5]	13,633	10,089
CEVA Group PLC, Series A-1, 3.289% convertible preferred[4]	29,937	29,937
		40,026
Consumer staples 0.04%
Bunge Ltd. 4.875% convertible preferred	322,700	33,383
Miscellaneous 0.38%
Other convertible stocks in initial period of acquisition		370,988
Total convertible stocks (cost: $864,455,000)		676,404
Convertible bonds 0.64% Financials 0.61%	Principal amount (000)
Barclays PLC, Equity Linked Notes (Weyerhaeuser Co.), 4.10% 2016	$ 7,090	217,936
Goldman Sachs, Equity Linked Notes (VF Corp), 4.30% 2016	2,161	158,284
Goldman Sachs, Equity Linked Notes (Weyerhaeuser Co.), 4.10% 2016	6,562	198,867
Lloyds Banking Group PLC, convertible notes, 7.50% 2049	21,200	22,154
		597,241
The Income Fund of America — Page 5 of 34

Convertible bonds Energy 0.03%	Principal amount (000)	Value (000)
American Energy (Permian Basin), convertible notes, 8.00% 2022[3,6]	$22,500	$10,350
American Energy Utica, LLC, convertible notes, 3.50% 2021[3,6]	53,232	17,300
		27,650
Total convertible bonds (cost: $675,672,000)		624,891
Bonds, notes & other debt instruments 19.97% Corporate bonds & notes 13.75% Financials 2.58%
ACE INA Holdings Inc. 2.60% 2015	7,445	7,486
ACE INA Holdings Inc. 3.15% 2025	9,885	9,627
Alexandria Real Estate Equities, Inc. 2.75% 2020	795	788
Alexandria Real Estate Equities, Inc. 3.90% 2023	1,600	1,599
Alexandria Real Estate Equities, Inc. 4.50% 2029	1,355	1,361
American Campus Communities, Inc. 3.75% 2023	3,985	3,929
American Campus Communities, Inc. 4.125% 2024	19,700	19,861
American Express Co. 6.15% 2017	12,610	13,779
American Express Credit Co. 1.55% 2017	7,730	7,738
American International Group, Inc. 2.30% 2019	9,785	9,808
American International Group, Inc. 3.75% 2025	1,500	1,505
American International Group, Inc. 3.875% 2035	5,000	4,570
American Tower Corp. 3.40% 2019	6,400	6,543
American Tower Corp. 7.25% 2019	15,025	17,365
ANZ National (International) Ltd. 3.125% 2015[3]	10,000	10,004
AXA SA, Series B, junior subordinated 6.379% (undated)[3]	4,155	4,435
Bank of America Corp. 3.75% 2016	9,975	10,214
Bank of America Corp. 1.25% 2017	8,500	8,495
Bank of America Corp. 5.75% 2017	8,100	8,802
Bank of America Corp., Series L, 2.65% 2019	8,500	8,632
Bank of America Corp. 5.625% 2020	9,000	10,146
Bank of America Corp. 5.00% 2021	3,500	3,857
Bank of America Corp. 3.875% 2025	56,375	57,106
Bank of America Corp., Series L, 3.95% 2025	13,050	12,727
Bank of America Corp., junior subordinated 6.50% noncumulative (undated)	13,500	13,956
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)	30,924	33,089
Bank of New York Mellon Corp., Series G, 2.50% 2016	10,000	10,089
Bank of Nova Scotia 2.55% 2017	9,000	9,183
Barclays Bank PLC 3.65% 2025	16,785	16,130
BB&T Corp. 1.00% 2017	8,500	8,458
BB&T Corp. 2.45% 2020	19,000	19,121
BBVA Bancomer SA 6.50% 2021[3]	7,200	7,992
Berkshire Hathaway Finance Corp. 4.30% 2043	1,800	1,772
Berkshire Hathaway Inc. 2.20% 2016	11,500	11,669
Berkshire Hathaway Inc. 2.90% 2020	6,000	6,205
BNP Paribas 3.60% 2016	10,000	10,153
BPCE SA group 4.00% 2024	3,525	3,647
BPCE SA group 4.625% 2024[3]	6,400	6,313
BPCE SA group 5.15% 2024[3]	11,725	12,071
Brandywine Operating Partnership, LP 5.70% 2017	20	21
Brandywine Operating Partnership, LP 3.95% 2023	1,729	1,705
CIT Group Inc. 4.25% 2017	9,000	9,225
CIT Group Inc. 5.00% 2017	11,000	11,413
CIT Group Inc. 3.875% 2019	61,255	61,714
CIT Group Inc., Series C, 5.50% 2019[3]	13,650	14,469
The Income Fund of America — Page 6 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Citigroup Inc, Series O, 5.875% (undated)	$22,981	$23,153
Citigroup Inc., Series P, 5.95% (undated)	25,090	24,494
Citigroup Inc. 4.587% 2015	10,885	11,042
Citigroup Inc. 3.953% 2016	7,115	7,296
Citigroup Inc. 8.50% 2019	4,894	5,974
Citigroup Inc. 2.40% 2020	10,820	10,764
Citigroup Inc. 3.30% 2025	6,500	6,311
Citigroup Inc. 4.65% 2045	2,719	2,746
Citigroup Inc., Series A, junior subordinated 5.95% (undated)	13,295	13,195
CME Group Inc. 5.30% 2043	1,092	1,238
CNA Financial Corp. 3.95% 2024	5,000	5,036
Communications Sales & Leasing, Inc. 6.00% 2023[3]	4,975	4,788
Communications Sales & Leasing, Inc. 8.25% 2023[3]	4,925	4,728
Communications Sales & Leasing, Inc., Term Loan B, 5.00% 2022[7,8,9]	7,750	7,566
Corporate Office Properties LP 5.25% 2024	9,150	9,465
Corporate Office Properties LP 5.00% 2025	4,145	4,172
Corporate Office Properties Trust 3.60% 2023	320	297
Credit Agricole SA 4.375% 2025[3]	21,920	21,419
Credit Suisse Group Funding (Guernsey) Ltd. 4.875% 2045[3]	3,000	2,984
Crescent Resources 10.25% 2017[3]	36,046	37,983
Crown Castle International Corp. 4.875% 2022	9,800	10,081
DCT Industrial Trust Inc. 4.50% 2023	5,150	5,291
DDR Corp. 3.625% 2025	5,000	4,801
Developers Diversified Realty Corp. 9.625% 2016	2,525	2,651
Developers Diversified Realty Corp. 7.50% 2017	38,892	42,452
Developers Diversified Realty Corp. 4.75% 2018	5,000	5,315
Developers Diversified Realty Corp. 7.875% 2020	6,505	7,940
Discover Financial Services 4.20% 2023	5,460	5,575
EPR Properties 4.50% 2025	7,755	7,599
ERP Operating LP 7.125% 2017	10,000	11,162
Essex Portfolio L.P. 3.625% 2022	9,550	9,672
Essex Portfolio L.P. 3.25% 2023	4,400	4,272
Essex Portfolio L.P. 3.875% 2024	12,650	12,723
Essex Portfolio L.P. 3.50% 2025	5,620	5,454
Felcor Lodging LP 6.00% 2025[3]	2,725	2,820
Goldman Sachs Group, Inc. 3.625% 2016	22,600	22,914
Goldman Sachs Group, Inc. 1.086% 2017[7]	43,381	43,474
Goldman Sachs Group, Inc. 2.55% 2019	16,200	16,310
Goldman Sachs Group, Inc. 2.60% 2020	7,900	7,903
Goldman Sachs Group, Inc. 5.25% 2021	3,000	3,342
Goldman Sachs Group, Inc. 5.75% 2022	20,000	22,926
Goldman Sachs Group, Inc. 3.85% 2024	8,620	8,752
Goldman Sachs Group, Inc. 3.50% 2025	7,965	7,812
Goldman Sachs Group, Inc. 3.75% 2025	15,105	15,078
Goldman Sachs Group, Inc. 5.15% 2045	900	898
HBOS PLC 6.75% 2018[3]	17,300	19,231
Hospitality Properties Trust 6.30% 2016	8,650	8,788
Hospitality Properties Trust 5.625% 2017	10,169	10,711
Hospitality Properties Trust 6.70% 2018	12,625	13,647
Hospitality Properties Trust 5.00% 2022	6,500	6,790
Hospitality Properties Trust 4.50% 2023	11,060	11,085
Hospitality Properties Trust 4.50% 2025	5,940	5,842
HSBC Holdings PLC 4.25% 2024	9,000	9,186
HSBK (Europe) BV 7.25% 2017[3]	25,570	26,565
The Income Fund of America — Page 7 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Icahn Enterprises Finance Corp. 3.50% 2017	$26,550	$26,895
Intercontinentalexchange, Inc. 2.50% 2018	12,000	12,228
International Lease Finance Corp. 8.625% 2015	3,000	3,023
Intesa Sanpaolo SpA 5.017% 2024[3]	28,110	27,782
Iron Mountain Inc. 6.00% 2023[2]	950	992
Iron Mountain Inc. 5.75% 2024[2]	4,325	4,374
iStar Financial Inc. 4.00% 2017	25,500	25,118
iStar Financial Inc., Series B, 9.00% 2017	37,360	40,536
iStar Financial Inc. 4.875% 2018	11,575	11,445
iStar Financial Inc. 5.00% 2019	14,275	14,062
JPMorgan Chase & Co. 1.35% 2017	12,240	12,245
JPMorgan Chase & Co. 2.25% 2020	10,000	9,891
JPMorgan Chase & Co. 3.25% 2022	5,000	5,012
JPMorgan Chase & Co. 3.125% 2025	2,450	2,361
JPMorgan Chase & Co. 3.90% 2025	11,850	12,115
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% (undated)	41,690	41,644
JPMorgan Chase & Co., Series S, junior subordinated 6.75% (undated)	36,535	38,750
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	74,825	79,034
Keybank National Association 2.50% 2019	9,000	9,066
Kimco Realty Corp., Series C, 5.783% 2016	15,000	15,409
Kimco Realty Corp. 5.70% 2017	17,250	18,477
Kimco Realty Corp. 6.875% 2019	10,000	11,706
Leucadia National Corp. 5.50% 2023	13,255	13,740
Liberty Mutual Group Inc. 4.25% 2023[3]	4,400	4,549
Liberty Mutual Group Inc., Series A, 7.80% 2087[3]	19,415	23,055
Lloyds Banking Group PLC 2.30% 2018	3,625	3,671
Lloyds Banking Group PLC 4.50% 2024	19,000	19,241
MetLife Capital Trust IV, junior subordinated 7.875% 2067[3]	14,430	18,074
MetLife Capital Trust X, junior subordinated 9.25% 2068[3]	500	701
MetLife Global Funding I 2.30% 2019[3]	8,435	8,523
MetLife Global Funding I 2.00% 2020[3]	5,135	5,092
MetLife, Inc. 4.05% 2045	9,025	8,528
MetLife, Inc. 5.25% 2049	16,000	16,000
Morgan Stanley 3.80% 2016	5,125	5,236
Morgan Stanley, Series F, 3.875% 2024	7,500	7,634
Morgan Stanley 4.00% 2025	21,914	22,428
Morgan Stanley 4.35% 2026	10,200	10,218
Morgan Stanley 4.30% 2045	3,375	3,227
Nationwide Mutual Insurance Co. 2.576% 2024[3,7]	8,150	8,166
New York Life Global Funding 2.10% 2019[3]	11,000	11,080
New York Life Global Funding 1.95% 2020[3]	1,820	1,801
Ocwen Financial Corp. 7.125% 2019[3]	4,000	3,800
Outfront Media Inc. 5.625% 2024[2,3]	7,650	7,832
PNC Bank 2.40% 2019	7,825	7,891
PNC Bank 3.25% 2025	2,500	2,468
PNC Financial Services Group, Inc. 2.854% 2022	8,710	8,626
PNC Financial Services Group, Inc. 3.90% 2024	10,250	10,373
PNC Financial Services Group, Inc., Series O, junior subordinated 6.75% (undated)	10,250	11,390
PNC Preferred Funding Trust I, junior subordinated 1.936% (undated)[3,7]	23,800	22,134
Prologis, Inc. 3.35% 2021	1,950	1,969
Prologis, Inc. 4.25% 2023	30,260	31,369
Prudential Financial, Inc. 3.50% 2024	12,000	11,962
Prudential Financial, Inc. 4.60% 2044	2,500	2,478
QBE Insurance Group Ltd. 2.40% 2018[3]	16,910	17,043
The Income Fund of America — Page 8 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Rabobank Nederland 2.25% 2019	$8,000	$8,067
Rabobank Nederland 4.625% 2023	9,280	9,625
RBS Capital Trust II 6.425% noncumulative trust (undated)	6,005	6,696
Realogy Corp. 4.50% 2019[3]	38,250	38,680
Realogy Corp. 5.25% 2021[3]	23,600	24,279
Realogy Corp., LOC, 4.40% 2016[7,8,9]	3,391	3,360
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[3]	12,735	15,075
Ryman Hospitality Properties, Inc. 5.00% 2021	9,900	10,024
Ryman Hospitality Properties, Inc. 5.00% 2023[3]	3,325	3,325
Scentre Group 2.375% 2021[3]	4,575	4,441
Scentre Group 3.25% 2025[3]	6,790	6,539
Scentre Group 3.50% 2025[3]	17,280	16,971
Select Income REIT 3.60% 2020	5,775	5,891
Select Income REIT 4.15% 2022	3,300	3,272
Select Income REIT 4.50% 2025	2,540	2,485
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)[3]	116,330	139,120
Société Générale, junior subordinated 5.922% (undated)[3]	45,073	46,194
Synovus Financial Corp. 7.875% 2019	23,506	26,562
Toronto-Dominion Bank 2.25% 2019	11,000	11,083
Unum Group 7.125% 2016	6,740	7,162
UnumProvident Finance Co. PLC 6.85% 2015[3]	14,529	14,755
US Bancorp., Series T, 1.65% 2017	10,000	10,108
US Bancorp. 3.70% 2024	10,000	10,458
WEA Finance LLC 1.75% 2017[3]	12,360	12,377
WEA Finance LLC 2.70% 2019[3]	15,195	15,210
WEA Finance LLC 3.75% 2024[3]	7,600	7,621
Wells Fargo & Co. 3.676% 2016	10,000	10,249
Wells Fargo & Co. 2.60% 2020	10,000	10,056
Wells Fargo & Co. 4.60% 2021	45,000	49,298
Wells Fargo & Co. 3.30% 2024	1,625	1,615
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	86,566	93,924
Westpac Banking Corp. 3.00% 2015	9,000	9,082
		2,498,553
Consumer discretionary 2.01%
Amazon.com, Inc. 4.80% 2034	12,000	12,219
Amazon.com, Inc. 4.95% 2044	9,000	9,076
American Honda Finance Corp. 2.25% 2019	8,500	8,571
Boyd Gaming Corp. 9.00% 2020	18,000	19,665
Boyd Gaming Corp. 6.875% 2023	19,275	20,046
Burger King Corp. 4.625% 2022[3]	9,000	9,022
Burger King Corp. 6.00% 2022[3]	26,025	26,931
Cablevision Systems Corp. 8.00% 2020	20,000	21,850
Carnival Corp. 3.95% 2020	11,290	11,874
CBS Corp. 1.95% 2017	5,000	5,032
CBS Corp. 4.00% 2026	2,582	2,560
CBS Outdoor Americas Inc. 5.25% 2022	25,000	25,219
CBS Outdoor Americas Inc. 5.625% 2024	2,496	2,555
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	3,429	3,566
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020[3]	11,045	11,082
CCO Holdings LLC and CCO Holdings Capital Corp. 6.50% 2021	7,000	7,332
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022[3]	19,690	19,843
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025[3]	17,510	17,550
CCO Holdings LLC and CCO Holdings Capital Corp. 6.384% 2035[3]	11,750	12,104
The Income Fund of America — Page 9 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045[3]	$15,225	$15,789
Cedar Fair, LP 5.375% 2024	16,750	17,214
Cengage Learning Acquisitions, Inc., Term Loan B, 7.00% 2020[7,8,9]	8,959	9,012
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[3]	52,950	53,546
CityCenter Holdings, Term Loan B, 4.25% 2020[7,8,9]	2,841	2,853
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	23,960	25,263
Comcast Corp. 5.65% 2035	7,000	8,143
Comcast Corp. 6.45% 2037	25,000	31,542
Comcast Corp. 4.75% 2044	7,855	8,256
Comcast Corp. 4.60% 2045	1,750	1,795
Cox Communications, Inc. 5.875% 2016[3]	25,000	26,387
Cumulus Media Holdings Inc. 7.75% 2019	42,213	37,147
Cumulus Media Inc., Term Loan B, 4.25% 2020[7,8,9]	10,624	9,827
DaimlerChrysler North America Holding Corp. 2.625% 2016[3]	2,000	2,031
DaimlerChrysler North America Holding Corp. 1.375% 2017[3]	8,585	8,553
DaimlerChrysler North America Holding Corp. 2.25% 2019[3]	14,000	13,935
DaimlerChrysler North America Holding Corp. 2.25% 2020[3]	16,990	16,798
DaimlerChrysler North America Holding Corp. 3.25% 2024[3]	770	771
DaimlerChrysler North America Holding Corp. 3.30% 2025[3]	2,000	1,977
DaimlerChrysler North America Holding Corp. 8.50% 2031	2,000	2,990
Delta 2 (Formula One), Term Loan B, 7.75% 2022[7,8,9]	12,125	12,136
DISH DBS Corp. 4.625% 2017	23,825	24,510
DISH DBS Corp. 4.25% 2018	36,875	37,612
DISH DBS Corp. 7.875% 2019	1,425	1,598
DISH DBS Corp. 5.125% 2020	10,000	10,150
Family Tree Escrow LLC 5.25% 2020[3]	4,025	4,267
Family Tree Escrow LLC 5.75% 2023[3]	8,050	8,533
Federated Department Stores, Inc. 6.90% 2029	7,925	9,838
Ford Motor Credit Co. 1.70% 2016	8,500	8,525
Ford Motor Credit Co. 2.50% 2016	7,000	7,043
Ford Motor Credit Co. 8.00% 2016	1,500	1,627
Ford Motor Credit Co. 2.145% 2018	8,170	8,174
Ford Motor Credit Co. 2.375% 2018	10,905	10,994
Ford Motor Credit Co. 2.597% 2019	7,270	7,244
Ford Motor Credit Co. 3.157% 2020	10,000	10,038
Ford Motor Credit Co. 3.219% 2022	16,000	15,733
Ford Motor Credit Co. 4.375% 2023	8,850	9,159
Ford Motor Credit Co. 3.664% 2024	7,000	6,849
Gannett Co., Inc. 5.125% 2019	7,925	8,282
Gannett Co., Inc. 4.875% 2021[3]	6,835	6,869
Gannett Co., Inc. 6.375% 2023	4,065	4,319
Gannett Co., Inc. 5.50% 2024[3]	6,500	6,549
General Motors Co. 4.00% 2025	9,345	8,973
General Motors Co. 5.20% 2045	8,000	7,844
General Motors Financial Co. 6.75% 2018	2,760	3,052
General Motors Financial Co. 3.50% 2019	8,795	8,948
General Motors Financial Co. 4.375% 2021	21,275	21,841
General Motors Financial Co. 3.45% 2022	33,990	32,835
Hilton Worldwide Finance LLC 5.625% 2021	9,565	10,007
Hilton Worldwide, Term Loan B, 3.50% 2020[7,8,9]	14,924	14,972
Home Depot, Inc. 2.00% 2019	11,500	11,597
Home Depot, Inc. 2.625% 2022	21,500	21,309
Home Depot, Inc. 5.95% 2041	25,000	31,216
Home Depot, Inc. 4.25% 2046	3,500	3,538
The Income Fund of America — Page 10 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Hyundai Capital America 2.60% 2020[3]	$3,250	$3,244
Hyundai Capital Services Inc. 2.625% 2020[3]	1,055	1,055
iHeartCommunications, Inc. 10.625% 2023[3]	19,310	18,151
International Game Technology 6.25% 2022[3]	19,000	18,834
La Quinta Properties, Inc., First Lien Term Loan B, 4.00% 2021[7,8,9]	18,348	18,411
Limited Brands, Inc. 8.50% 2019	16,105	19,024
Limited Brands, Inc. 7.00% 2020	21,271	24,355
Limited Brands, Inc. 6.625% 2021	23,754	26,827
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021	17,225	16,773
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	7,775	8,076
MGM Resorts International 7.50% 2016	8,425	8,804
MGM Resorts International 8.625% 2019	5,425	6,144
MGM Resorts International 6.75% 2020	7,350	7,901
MGM Resorts International 7.75% 2022	17,000	18,934
MGM Resorts International 6.00% 2023	15,000	15,300
Michaels Stores, Inc. 5.875% 2020[3]	14,125	14,902
Mohegan Tribal Gaming Authority 11.00% 2018[3,6]	11,950	12,040
Myriad International Holdings 6.00% 2020[3]	40,000	43,681
NBC Universal Enterprise, Inc. 0.974% 2018[3,7]	8,625	8,639
NBC Universal Enterprise, Inc. 5.25% (undated)[3]	37,105	39,563
NBCUniversal Media, LLC 2.875% 2016	10,000	10,144
NCL Corp. Ltd. 5.00% 2018	575	587
NCL Corp. Ltd. 5.25% 2019[3]	17,000	17,680
Needle Merger Sub Corp. 8.125% 2019[3]	33,920	32,224
Neiman Marcus Group LTD Inc. 8.00% 2021[3]	49,600	52,824
Neiman Marcus Group LTD Inc. 8.75% 2021[3,6]	14,555	15,683
Neiman Marcus, Term Loan B, 4.25% 2020[7,8,9]	36,894	36,810
PETCO Animal Supplies, Inc. 9.25% 2018[3]	21,600	22,572
PETsMART, Inc. 7.125% 2023[3]	12,150	12,879
Pinnacle Entertainment, Inc. 6.375% 2021	17,275	18,722
Playa Resorts Holding BV 8.00% 2020[3]	24,490	25,531
Playa Resorts Holding BV, Term Loan B, 4.00% 2019[7,8,9]	5,401	5,408
President & Fellows of Harvard College 3.619% 2037	10,000	9,754
RCI Banque 3.50% 2018[3]	12,500	12,983
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	11,950	12,559
Schaeffler Holding Finance BV 7.625% 2018[3,6]	5,450	5,654
Schaeffler Holding Finance BV 6.25% 2019[3,6]	11,500	12,190
Seminole Tribe of Florida 6.535% 2020[3,8]	8,830	9,448
Six Flags Entertainment Corp. 5.25% 2021[3]	7,087	7,335
Sotheby’s Holdings, Inc. 5.25% 2022[3]	4,475	4,397
Stackpole Intl. 7.75% 2021[3]	37,765	36,349
Standard Pacific Corp. 8.375% 2021	2,475	2,927
Starbucks Corp. 2.70% 2022	2,140	2,147
Starbucks Corp. 4.30% 2045	3,120	3,167
Station Casinos LLC 7.50% 2021	2,500	2,681
Thomson Reuters Corp. 1.30% 2017	1,510	1,508
Thomson Reuters Corp. 1.65% 2017	6,765	6,777
Thomson Reuters Corp. 4.30% 2023	1,285	1,342
Thomson Reuters Corp. 5.65% 2043	1,425	1,550
Time Warner Cable Inc. 6.75% 2018	18,630	20,730
Time Warner Cable Inc. 5.00% 2020	35,000	37,590
Time Warner Inc. 4.75% 2021	15,000	16,257
Time Warner Inc. 3.60% 2025	21,900	21,310
Toyota Motor Credit Corp. 1.45% 2018	2,000	2,002
The Income Fund of America — Page 11 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Toyota Motor Credit Corp. 2.125% 2019	$1,500	$1,507
Toyota Motor Credit Corp. 2.15% 2020	15,000	14,988
Univision Communications Inc. 5.125% 2023[3]	1,250	1,259
Univision Communications Inc., Term Loan C3, 4.00% 2020[7,8,9]	17,053	17,064
Viacom Inc. 3.875% 2024	1,098	1,066
Viacom Inc. 4.85% 2034	370	343
Viacom Inc. 5.85% 2043	1,750	1,737
Viacom Inc. 5.25% 2044	1,000	932
Virgin Media Secured Finance PLC 5.375% 2021[3,8]	15,840	16,355
Volkswagen Group of America Finance, LLC 1.60% 2017[3]	6,000	6,008
Volkswagen Group of America Finance, LLC 2.45% 2019[3]	1,385	1,392
Volkswagen International Finance NV 2.875% 2016[3]	2,000	2,029
Volkswagen International Finance NV 2.375% 2017[3]	14,500	14,760
Warner Music Group 6.00% 2021[3]	15,146	15,600
Warner Music Group 5.625% 2022[3]	9,087	9,201
Warner Music Group 6.75% 2022[3]	13,750	13,337
Weather Company, Term Loan, 7.00% 2020[7,8,9]	2,500	2,348
WPP Finance 2010 3.75% 2024	2,000	1,986
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.375% 2022	11,725	11,872
Wynn Macau, Ltd. 5.25% 2021[3]	45,050	42,910
ZF Friedrichshafen AG 4.00% 2020[3]	9,740	9,862
ZF Friedrichshafen AG 4.50% 2022[3]	6,880	6,803
ZF Friedrichshafen AG 4.75% 2025[3]	3,980	3,905
		1,945,750
Health care 1.82%
AbbVie Inc. 2.90% 2022	7,200	7,004
AbbVie Inc. 3.20% 2022	2,675	2,662
AbbVie Inc. 3.60% 2025	15,500	15,321
AbbVie Inc. 4.50% 2035	15,695	15,364
AbbVie Inc. 4.40% 2042	7,985	7,560
AbbVie Inc. 4.70% 2045	22,730	22,341
Actavis Funding SCS 2.35% 2018	11,135	11,176
Actavis Funding SCS 3.00% 2020	16,590	16,594
Actavis Funding SCS 3.45% 2022	20,180	19,904
Actavis Funding SCS 3.80% 2025	33,710	32,970
Actavis Funding SCS 4.55% 2035	18,570	17,550
Actavis Funding SCS 4.75% 2045	7,840	7,444
Amgen Inc. 2.125% 2020	1,800	1,773
Amgen Inc. 2.70% 2022	5,990	5,834
Amgen Inc. 3.125% 2025	4,700	4,484
Amgen Inc. 4.40% 2045	1,400	1,313
Baxalta Inc. 2.875% 2020[3]	14,410	14,424
Baxalta Inc. 4.00% 2025[3]	10,140	10,074
Baxalta Inc. 5.25% 2045[3]	1,080	1,099
Baxter International Inc. 1.85% 2018	3,180	3,170
Bayer AG 2.375% 2019[3]	11,390	11,484
Bayer AG 3.375% 2024[3]	7,190	7,197
Becton, Dickinson and Co. 2.675% 2019	8,600	8,673
Becton, Dickinson and Co. 3.734% 2024	1,305	1,301
Becton, Dickinson and Co. 4.685% 2044	3,800	3,799
Boston Scientific Corp. 2.85% 2020	7,875	7,855
Boston Scientific Corp. 6.00% 2020	5,375	6,057
Boston Scientific Corp. 3.375% 2022	14,300	14,072
The Income Fund of America — Page 12 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Boston Scientific Corp. 3.85% 2025	$11,200	$10,873
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,000	997
Celgene Corp. 3.625% 2024	13,610	13,421
Celgene Corp. 4.625% 2044	6,050	5,838
Centene Corp. 5.75% 2017	10,060	10,608
Centene Corp. 4.75% 2022	27,700	27,977
ConvaTec Finance International SA 8.25% 2019[3,6]	21,280	21,094
DaVita HealthCare Partners Inc. 5.00% 2025	12,450	12,341
DENTSPLY International Inc. 2.75% 2016	5,620	5,704
DJO Finance LLC 10.75% 2020[3]	13,253	13,568
DJO Finco Inc. 8.125% 2021[3]	38,580	39,737
EMD Finance LLC 1.70% 2018[3]	18,900	18,928
EMD Finance LLC 2.40% 2020[3]	22,050	22,016
EMD Finance LLC 2.95% 2022[3]	18,600	18,276
EMD Finance LLC 3.25% 2025[3]	29,900	28,982
Endo Finance LLC & Endo Finco Inc. 7.25% 2020[3]	6,350	6,691
Endo Finance LLC & Endo Finco Inc. 6.00% 2023[3]	14,605	15,262
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[3]	4,575	4,712
Express Scripts Inc. 3.125% 2016	13,564	13,773
Express Scripts Inc. 7.25% 2019	8,985	10,514
Gilead Sciences, Inc. 3.05% 2016	10,265	10,522
Gilead Sciences, Inc. 4.80% 2044	1,615	1,673
Gilead Sciences, Inc. 4.50% 2045	3,400	3,394
HCA Inc. 3.75% 2019	26,082	26,522
HCA Inc. 6.50% 2020	16,050	17,986
HCA Inc. 4.75% 2023	1,035	1,065
HCA Inc. 5.00% 2024	2,080	2,171
Humana Inc. 3.85% 2024	4,400	4,432
Humana Inc. 4.95% 2044	31,100	31,800
inVentiv Health Inc, Term Loan B4, 7.75% 2018[7,8,9]	16,305	16,339
inVentiv Health Inc. 9.00% 2018[3]	36,955	38,687
inVentiv Health Inc. 11.00% 2018[3]	22,533	21,519
inVentiv Health Inc. 11.00% 2018[3]	13,010	12,555
inVentiv Health Inc. 12.00% 2018[3,6]	49,568	52,294
Jaguar Holding Co. 9.375% 2017[3,6]	2,515	2,575
Kindred Healthcare, Inc. 8.00% 2020[3]	15,625	16,953
Kindred Healthcare, Inc. 8.75% 2023[3]	8,865	9,807
Kinetic Concepts, Inc. 10.50% 2018	83,442	88,866
Kinetic Concepts, Inc. 12.50% 2019	28,850	31,014
Laboratory Corporation of America Holdings 3.20% 2022	5,335	5,287
Laboratory Corporation of America Holdings 3.60% 2025	4,440	4,294
Laboratory Corporation of America Holdings 4.70% 2045	1,375	1,287
Mallinckrodt PLC 4.875% 2020[3]	7,320	7,561
McKesson Corp. 0.95% 2015	1,135	1,135
McKesson Corp. 3.25% 2016	7,525	7,626
McKesson Corp. 1.40% 2018	745	737
McKesson Corp. 2.284% 2019	5,875	5,901
McKesson Corp. 4.75% 2021	3,475	3,832
McKesson Corp. 3.796% 2024	12,005	12,233
Medco Health Solutions, Inc. 2.75% 2015	6,305	6,318
Medtronic, Inc. 2.50% 2020[3]	16,775	16,865
Medtronic, Inc. 3.50% 2025[3]	4,700	4,703
Medtronic, Inc. 4.375% 2035[3]	8,675	8,723
Medtronic, Inc. 4.625% 2045[3]	11,035	11,229
The Income Fund of America — Page 13 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Merck & Co., Inc. 1.10% 2018	$6,710	$6,696
Multiplan Inc., Term Loan B, 3.75% 2021[7,8,9]	25,098	24,972
Ortho-Clinical Diagnostics Inc. 6.625% 2022[3]	13,940	12,912
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[7,8,9]	19,986	19,888
Pfizer Inc. 7.20% 2039	1,353	1,864
PRA Holdings, Inc. 9.50% 2023[3]	5,376	5,981
Quintiles Transnational Corp. 4.875% 2023[3]	28,175	28,650
Roche Holdings, Inc. 2.25% 2019[3]	8,500	8,594
Roche Holdings, Inc. 2.875% 2021[3]	18,650	18,818
Roche Holdings, Inc. 3.35% 2024[3]	7,300	7,411
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[2,4,7,8,9]	11,888	11,829
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[2,4,7,8,9]	9,200	9,154
Rotech Healthcare Inc., Term Loan, 13.00% 2020[2,4,6,7,8,9]	20,744	20,640
Select Medical Holdings Corp. 6.375% 2021	9,850	10,022
Tenet Healthcare Corp., First Lien, 6.25% 2018	2,500	2,737
Tenet Healthcare Corp., First Lien, 4.75% 2020	14,815	15,324
Tenet Healthcare Corp., First Lien, 6.00% 2020	41,855	45,622
Tenet Healthcare Corp. 4.375% 2021	5,800	5,859
Tenet Healthcare Corp., First Lien, 4.50% 2021	15,440	15,575
Tenet Healthcare Corp. 6.75% 2023[3]	19,390	20,311
Thermo Fisher Scientific Inc. 1.30% 2017	8,630	8,613
Thermo Fisher Scientific Inc. 2.40% 2019	8,405	8,429
Thermo Fisher Scientific Inc. 3.30% 2022	1,115	1,106
Thermo Fisher Scientific Inc. 4.15% 2024	11,250	11,596
Thermo Fisher Scientific Inc. 5.30% 2044	365	394
UnitedHealth Group Inc. 1.40% 2017	6,500	6,477
UnitedHealth Group Inc. 6.00% 2017	12,430	13,470
UnitedHealth Group Inc. 2.70% 2020	5,310	5,377
UnitedHealth Group Inc. 3.35% 2022	7,030	7,178
UnitedHealth Group Inc. 3.75% 2025	17,710	18,095
UnitedHealth Group Inc. 4.625% 2035	1,080	1,127
UnitedHealth Group Inc. 4.75% 2045	1,800	1,894
VPI Escrow Corp. 6.75% 2018[3]	36,760	38,690
VPI Escrow Corp. 6.375% 2020[3]	48,255	50,969
VPI Escrow Corp. 7.50% 2021[3]	17,770	19,325
VRX Escrow Corp. 5.375% 2020[3]	31,200	32,136
VRX Escrow Corp. 5.875% 2023[3]	14,545	15,162
VRX Escrow Corp. 6.125% 2025[3]	38,095	39,905
VWR Funding, Inc. 7.25% 2017	54,080	55,838
WellPoint, Inc. 2.30% 2018	1,370	1,373
WellPoint, Inc. 2.25% 2019	12,500	12,404
Zimmer Holdings, Inc. 2.00% 2018	4,640	4,638
Zimmer Holdings, Inc. 2.70% 2020	13,770	13,740
Zimmer Holdings, Inc. 3.15% 2022	24,360	23,812
Zimmer Holdings, Inc. 3.55% 2025	18,090	17,529
		1,769,852
Energy 1.76%
Alpha Natural Resources, Inc. 7.50% 2020[3,4]	35,950	2,696
Alpha Natural Resources, Inc. 7.50% 2020[3,4]	24,559	1,842
American Energy - Woodford LLC 12.00% 2020[3,6]	11,147	7,037
American Energy (Marcellus), Term Loan B, 5.25% 2020[7,8,9]	25,050	17,785
American Energy (Marcellus), Term Loan A, 8.50% 2021[4,7,8,9]	23,825	9,768
American Energy (Permian Basin), 6.78% 2019[3,7]	10,000	6,075
The Income Fund of America — Page 14 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
American Energy (Permian Basin) 7.125% 2020[3]	$24,550	$14,975
American Energy (Permian Basin) 7.375% 2021[3]	15,350	9,095
Anadarko Petroleum Corp. 5.95% 2016	10,500	11,019
Anadarko Petroleum Corp. 6.375% 2017	13,500	14,760
Anadarko Petroleum Corp. 8.70% 2019	32,255	38,814
Anadarko Petroleum Corp. 6.45% 2036	1,095	1,237
Anadarko Petroleum Corp. 6.20% 2040	500	552
APT Pipelines Ltd. 4.20% 2025[3]	15,140	14,889
Baytex Energy Corp. 5.125% 2021[2,3]	10,050	8,995
Baytex Energy Corp. 5.625% 2024[2,3]	3,450	2,984
BG Energy Capital PLC 2.50% 2015[3]	7,000	7,040
BG Energy Capital PLC 2.875% 2016[3]	7,395	7,529
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[3]	9,810	10,031
Boardwalk Pipeline Partners 3.375% 2023	3,000	2,701
Boardwalk Pipelines, LP 4.95% 2024	6,705	6,527
Bonanza Creek Energy, Inc. 6.75% 2021	9,650	8,395
Bonanza Creek Energy, Inc. 5.75% 2023	5,600	4,564
Canadian Natural Resources Ltd. 5.70% 2017	7,350	7,836
Canadian Natural Resources Ltd. 3.80% 2024	1,440	1,413
Canadian Natural Resources Ltd. 6.50% 2037	1,000	1,102
Cenovus Energy Inc. 3.00% 2022	5,970	5,649
Cenovus Energy Inc. 3.80% 2023	19,005	18,663
Chesapeake Energy Corp. 4.875% 2022	12,450	10,022
Chevron Corp. 1.961% 2020	6,310	6,276
Chevron Corp. 2.411% 2022	3,790	3,713
CNOOC Finance (2013) Ltd. 3.00% 2023	5,150	4,888
Columbia Pipeline Partners LP 4.50% 2025[3]	3,715	3,708
Columbia Pipeline Partners LP 5.80% 2045[3]	895	886
CONSOL Energy Inc. 5.875% 2022	16,600	12,979
Denbury Resources Inc. 4.625% 2023	31,375	22,747
Devon Energy Corp. 2.25% 2018	3,600	3,611
Devon Energy Corp. 5.00% 2045	12,815	12,478
Diamond Offshore Drilling, Inc. 4.875% 2043	23,515	18,291
Ecopetrol SA 5.375% 2026	10,935	10,623
Ecopetrol SA 5.875% 2045	2,115	1,856
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	5,000	5,239
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	41,015	33,881
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,225	5,743
Enbridge Energy Partners, LP 9.875% 2019	10,500	12,929
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	6,875
Enbridge Energy Partners, LP 5.50% 2040	1,200	1,144
Enbridge Inc. 5.60% 2017	20,067	21,258
Enbridge Inc. 4.00% 2023	27,650	26,636
Enbridge Inc. 3.50% 2024	3,015	2,791
Energy Transfer Partners, L.P. 5.50% 2027	2,650	2,610
Energy Transfer Partners, LP 4.15% 2020	5,000	5,136
Energy Transfer Partners, LP 4.75% 2026	11,850	11,622
Energy Transfer Partners, LP 6.125% 2045	1,950	1,973
EnLink Midstream Partners, LP 2.70% 2019	1,660	1,646
EnLink Midstream Partners, LP 4.40% 2024	7,310	7,174
EnLink Midstream Partners, LP 4.15% 2025	11,760	11,136
EnLink Midstream Partners, LP 5.05% 2045	9,810	8,643
Ensco PLC 5.20% 2025	11,300	10,771
Ensco PLC 5.75% 2044	11,915	10,351
The Income Fund of America — Page 15 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Enterprise Products Operating LLC 5.20% 2020	$5,500	$6,119
Enterprise Products Operating LLC 3.90% 2024	7,000	7,021
Enterprise Products Operating LLC 3.70% 2026	615	598
Enterprise Products Operating LLC 4.85% 2044	2,805	2,642
Enterprise Products Operating LLC 4.90% 2046	1,040	984
EP Energy Corp. 9.375% 2020	2,300	2,392
EP Energy Corp. 6.375% 2023[3]	13,850	13,106
Exxon Mobil Corp. 1.305% 2018	9,560	9,563
Exxon Mobil Corp. 1.819% 2019	1,280	1,289
Exxon Mobil Corp. 1.912% 2020	5,610	5,584
Exxon Mobil Corp. 2.397% 2022	21,035	20,742
Exxon Mobil Corp. 2.709% 2025	15,440	15,016
Exxon Mobil Corp. 3.567% 2045	1,410	1,315
Genesis Energy, LP 6.75% 2022	6,250	6,250
Jupiter Resources Inc. 8.50% 2022[3]	31,425	21,526
Kinder Morgan Energy Partners, LP 3.50% 2016	9,750	9,873
Kinder Morgan Energy Partners, LP 2.65% 2019	1,890	1,863
Kinder Morgan Energy Partners, LP 9.00% 2019	1,660	1,980
Kinder Morgan Energy Partners, LP 4.15% 2022	12,145	11,951
Kinder Morgan Energy Partners, LP 3.45% 2023	7,500	6,937
Kinder Morgan Energy Partners, LP 3.50% 2023	4,850	4,466
Kinder Morgan Energy Partners, LP 4.25% 2024	8,265	7,868
Kinder Morgan Energy Partners, LP 6.95% 2038	460	489
Kinder Morgan Energy Partners, LP 5.00% 2043	20,000	17,139
Kinder Morgan Energy Partners, LP 5.40% 2044	9,660	8,700
Kinder Morgan Energy Partners, LP 5.50% 2044	7,206	6,611
Kinder Morgan, Inc. 3.05% 2019	8,070	8,013
Kinder Morgan, Inc. 4.30% 2025	8,035	7,659
Kinder Morgan, Inc. 5.55% 2045	6,160	5,628
Laredo Petroleum, Inc. 5.625% 2022	2,000	1,935
Matador Resources Co. 6.875% 2023[3]	2,025	2,066
NGL Energy Partners LP 5.125% 2019	8,390	8,191
NGL Energy Partners LP 6.875% 2021	6,110	6,400
NGPL PipeCo LLC 7.119% 2017[3]	47,470	47,707
NGPL PipeCo LLC 9.625% 2019[3]	47,630	47,868
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[7,8,9]	1,916	1,825
Noble Corp PLC 4.00% 2018	7,555	7,548
Noble Corp PLC 5.95% 2025	23,605	21,532
Noble Corp PLC 6.95% 2045	25,605	21,770
Oasis Petroleum Inc. 6.875% 2022	12,175	11,262
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[3,8]	1,525	1,106
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[3,8]	4,472	2,895
PDC Energy Inc. 7.75% 2022	46,625	48,315
Peabody Energy Corp. 6.00% 2018	123,645	44,821
Peabody Energy Corp. 6.50% 2020	4,500	1,350
Peabody Energy Corp. 6.25% 2021	32,150	9,243
Petrobras Global Finance Co. 6.25% 2024	3,710	3,481
Petrobras Global Finance Co. 6.85% 2115	2,775	2,250
Petrobras International Finance Co. 5.75% 2020	6,535	6,318
Petrobras International Finance Co. 5.375% 2021	28,655	26,748
Petróleos Mexicanos 3.50% 2018	14,280	14,691
Petróleos Mexicanos 3.50% 2023	11,000	10,462
Petróleos Mexicanos 4.50% 2026[3]	8,775	8,626
Petróleos Mexicanos 5.625% 2046[3]	7,290	6,897
The Income Fund of America — Page 16 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Phillips 66 Partners LP 3.605% 2025	$1,640	$1,523
Phillips 66 Partners LP 4.68% 2045	245	219
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[3,8]	13,450	11,163
Range Resources Corp. 4.875% 2025[3]	25,375	24,392
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,8]	17,854	19,327
Ras Laffan Liquefied Natural Gas III 5.838% 2027[3,8]	10,325	11,905
Ras Laffan Liquefied Natural Gas III 6.75% 2019	4,000	4,748
Ras Laffan Liquefied Natural Gas III 6.75% 2019[3]	1,000	1,187
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	14,855	15,598
Regency Energy Partners LP and Regency Energy Finance Corp. 5.00% 2022	35	35
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	10,875	10,957
Rice Energy Inc. 6.25% 2022	32,300	30,685
Rice Energy Inc. 7.25% 2023[3]	6,775	6,690
Sabine Pass Liquefaction, LLC 5.625% 2021	30,175	30,929
Sabine Pass Liquefaction, LLC 6.25% 2022	15,000	15,525
Sabine Pass Liquefaction, LLC 5.625% 2023	5,500	5,527
Sabine Pass Liquefaction, LLC 5.75% 2024	6,675	6,671
Sabine Pass Liquefaction, LLC 5.625% 2025[3]	15,625	15,449
Samson Investment Co. 9.75% 2020	9,820	11
Samson Investment Co., Term Loan B, 5.00% 2018[7,8,9]	1,450	420
SandRidge Energy, Inc. 7.50% 2023	13,600	4,012
Seven Generations Energy Ltd. 6.75% 2023[3]	14,066	13,820
Shell International Finance BV 2.00% 2018	4,990	5,045
Shell International Finance BV 2.125% 2020	8,145	8,132
Shell International Finance BV 3.25% 2025	16,130	15,987
Shell International Finance BV 4.125% 2035	5,000	4,988
SM Energy Co. 5.625% 2025	14,800	14,023
Southwestern Energy Co. 4.95% 2025	15,600	15,330
Spectra Energy Partners, LP 4.75% 2024	3,250	3,431
Statoil ASA 3.125% 2017	10,000	10,369
Statoil ASA 2.75% 2021	3,085	3,095
Statoil ASA 3.25% 2024	850	849
Statoil ASA 4.25% 2041	3,000	2,965
StatoilHydro ASA 1.80% 2016	10,000	10,117
Targa Resources Corp. 4.125% 2019[3]	5,750	5,779
TC PipeLines, LP 4.375% 2025	11,815	11,644
Teekay Corp. 8.50% 2020	21,405	23,599
Tesoro Logistics LP 5.50% 2019[3]	7,785	8,096
Tesoro Logistics LP 6.25% 2022[3]	7,900	8,295
Total Capital International 2.125% 2018	6,500	6,591
Total Capital International 2.10% 2019	8,500	8,571
TransCanada PipeLines Ltd. 7.625% 2039	10,750	14,407
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067	61,150	56,946
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	3,385	3,401
Transocean Inc. 5.55% 2016	18,395	18,648
Transocean Inc. 6.875% 2021	20,000	16,975
Transportadora de Gas Peru SA 4.25% 2028[3,8]	1,925	1,896
Western Gas Partners LP 2.60% 2018	1,150	1,151
Western Gas Partners LP 3.95% 2025	3,045	2,922
Williams Partners LP 5.25% 2020	1,960	2,129
Williams Partners LP 4.00% 2021	2,900	2,910
Williams Partners LP 4.50% 2023	6,000	5,954
Williams Partners LP 4.30% 2024	7,670	7,458
Williams Partners LP 3.90% 2025	14,300	13,388
The Income Fund of America — Page 17 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Williams Partners LP 4.00% 2025	$14,725	$13,721
Williams Partners LP 5.40% 2044	760	691
Williams Partners LP 4.90% 2045	3,260	2,786
Williams Partners LP 5.10% 2045	6,965	6,092
Woodside Finance Ltd. 4.60% 2021[3]	18,935	20,124
		1,711,538
Telecommunication services 1.51%
Altice Financing SA 6.625% 2023[3]	68,625	70,855
Altice Finco SA 6.50% 2022[3]	12,500	13,031
Altice Finco SA 7.625% 2025[3]	1,475	1,505
Altice Finco SA, First Lien, 7.75% 2022[3]	12,550	12,628
Altice SA 7.625% 2025[3]	16,350	16,064
AT&T Inc. 2.40% 2016	9,000	9,119
AT&T Inc. 3.40% 2025	48,167	46,167
AT&T Inc. 4.50% 2035	15,850	14,710
AT&T Inc. 4.30% 2042	3,235	2,815
AT&T Inc. 4.75% 2046	3,234	2,994
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[3]	6,125	7,059
Deutsche Telekom International Finance BV 9.25% 2032	8,420	12,873
France Télécom 2.75% 2016	9,000	9,152
France Télécom 4.125% 2021	15,000	15,967
Frontier Communications Corp. 8.125% 2018	26,547	28,638
Frontier Communications Corp. 9.25% 2021	11,400	11,899
Frontier Communications Corp. 8.75% 2022	1,000	997
Frontier Communications Corp. 7.125% 2023	6,225	5,649
Frontier Communications Corp. 7.625% 2024	20,000	18,300
Intelsat Jackson Holding Co. 7.25% 2020	23,004	22,918
Intelsat Jackson Holding Co. 6.625% 2022	63,300	58,078
Intelsat Luxembourg Holding Co. 6.75% 2018	2,500	2,347
LightSquared, Term Loan, 9.00% 2015[4,6,7,8,9]	23,723	24,362
LightSquared, Term Loan, 9.00% 2015[4,6,7,8,9]	8,968	8,968
MetroPCS Wireless, Inc. 6.25% 2021	42,375	44,494
MetroPCS Wireless, Inc. 6.625% 2023	59,550	63,570
Numericable Group SA 4.875% 2019[3]	72,250	73,514
Numericable Group SA 6.00% 2022[3]	21,575	21,985
Orange SA 5.50% 2044	3,000	3,197
Qwest Capital Funding, Inc. 7.625% 2021	3,900	4,240
SoftBank Corp. 4.50% 2020[3]	48,375	48,677
Sprint Capital Corp. 6.90% 2019	5,025	4,937
Sprint Nextel Corp. 8.375% 2017	10,000	10,600
Sprint Nextel Corp. 9.125% 2017	29,696	31,515
Sprint Nextel Corp. 9.00% 2018[3]	5,000	5,612
Sprint Nextel Corp. 7.00% 2020	69,300	66,788
Sprint Nextel Corp. 7.25% 2021	36,155	34,664
Sprint Nextel Corp. 11.50% 2021	21,305	24,288
Sprint Nextel Corp. 7.875% 2023	77,850	74,752
Sprint Nextel Corp. 7.125% 2024	14,000	12,845
Telefónica Emisiones, SAU 3.992% 2016	10,000	10,149
Telefónica Emisiones, SAU 3.192% 2018	8,500	8,740
Telefónica Emisiones, SAU 5.134% 2020	7,950	8,788
T-Mobile US, Inc. 6.542% 2020	47,900	50,578
T-Mobile US, Inc. 6.731% 2022	3,695	3,926
Trilogy International Partners, LLC 10.25% 2016[3]	47,050	46,285
The Income Fund of America — Page 18 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Verizon Communications Inc. 2.625% 2020	$4,125	$4,129
Verizon Communications Inc. 3.00% 2021	2,516	2,501
Verizon Communications Inc. 5.15% 2023	25,658	28,317
Verizon Communications Inc. 4.272% 2036[3]	92,860	84,674
Verizon Communications Inc. 6.00% 2041	28,000	31,433
Verizon Communications Inc. 6.55% 2043	4,402	5,219
Verizon Communications Inc. 4.522% 2048[3]	112,790	100,914
Wind Acquisition SA 4.75% 2020[3]	72,510	74,323
Wind Acquisition SA 7.375% 2021[3]	60,900	64,706
		1,467,455
Industrials 1.31%
AAF Holdings LLC 12.75% 2019[3,6]	7,807	7,738
ABB Finance (USA) Inc. 1.625% 2017	1,000	1,006
ABB Finance (USA) Inc. 2.875% 2022	1,000	988
ADS Waste Escrow 8.25% 2020	4,675	4,909
ADT Corp. 4.125% 2019	20,450	20,885
Altegrity, Inc. 9.50% 2019[3]	49,900	47,904
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[8]	8,114	8,687
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	79,655	68,304
Atlas Copco AB 5.60% 2017[3]	5,500	5,892
B/E Aerospace, Inc., Term Loan B, 4.00% 2021[7,8,9]	14,997	15,151
Builders Firstsource 7.625% 2021[3]	13,745	14,364
Burlington Northern Santa Fe LLC 3.00% 2023	4,580	4,491
Canadian National Railway Co. 1.45% 2016	5,010	5,043
Canadian Pacific Railway Ltd. 4.80% 2045	1,570	1,593
Cenveo, Inc. 6.00% 2019[3]	1,030	927
CEVA Group PLC 7.00% 2021[3]	2,250	2,149
CEVA Group PLC 9.00% 2021[3]	1,050	1,007
CEVA Group PLC, LOC, 6.50% 2021[7,8,9]	4,870	4,497
CEVA Group PLC, Term Loan B, 6.50% 2021[7,8,9]	6,995	6,459
CEVA Group PLC, Term Loan, 6.50% 2021[7,8,9]	5,072	4,683
CEVA Group PLC, Term Loan, 6.50% 2021[7,8,9]	874	807
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[8]	2,194	2,238
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[8]	435	459
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[8]	32	33
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[8]	2,312	2,397
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[8]	1,115	1,166
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[8]	137	147
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[8]	10,039	10,986
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[8]	107	111
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[8]	362	399
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[8]	342	351
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[8]	3,515	3,761
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[8]	10,142	10,605
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[8]	2,192	2,428
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[8]	3,275	3,716
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[8]	36	38
DAE Aviation Holdings, Inc. 10.00% 2023[3]	40,090	40,591
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[8]	4,641	5,291
ERAC USA Finance Co. 5.25% 2020[3]	5,000	5,561
Esterline Technologies Corp. 7.00% 2020	18,065	18,697
Euramax International, Inc. 9.50% 2016	34,155	34,198
Euramax International, Inc. 12.00% 2020[3]	21,100	21,100
The Income Fund of America — Page 19 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
European Aeronautic Defence and Space Company 2.70% 2023[3]	$3,000	$2,898
Gardner Denver, Inc., Term Loan B, 4.25% 2020[7,8,9]	22,942	22,189
Gates Global LLC 6.00% 2022[3]	12,575	11,223
Gates Global LLC, Term Loan B, 4.25% 2021[7,8,9]	7,642	7,623
General Electric Capital Corp. 2.95% 2016	4,650	4,731
General Electric Capital Corp. 2.45% 2017	13,000	13,267
General Electric Capital Corp., Series A, 6.00% 2019	9,000	10,345
General Electric Capital Corp. 2.20% 2020	7,720	7,737
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)	50,000	54,352
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)	112,300	129,987
General Electric Co. 2.70% 2022	7,750	7,666
General Electric Co. 4.125% 2042	11,000	10,879
Hardwoods Acquisition Inc 7.50% 2021[3]	11,540	11,021
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.05% 2015[4,7,8,9,10]	1,488	1,414
HD Supply, Inc. 7.50% 2020	2,500	2,688
HD Supply, Inc. 11.50% 2020	34,494	40,250
HD Supply, Inc. 5.25% 2021[3]	12,725	13,154
HDTFS Inc. 5.875% 2020	5,400	5,521
Jeld-Wen Escrow Corp., Term Loan B, 5.25% 2021[7,8,9]	24,129	24,242
KLX Inc. 5.875% 2022[3]	24,345	24,588
LMI Aerospace Inc. 7.375% 2019	15,600	15,171
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[3]	24,500	24,224
Navios Maritime Holdings Inc. 7.375% 2022[3]	25,840	22,125
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	10,510	8,342
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	22,500	23,034
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[3]	30,600	31,480
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[3]	25,700	25,443
Norfolk Southern Corp. 5.75% 2016	6,710	6,853
Nortek Inc. 8.50% 2021	33,565	36,082
Ply Gem Industries, Inc. 6.50% 2022	24,000	23,820
Ply Gem Industries, Inc. 6.50% 2022	11,075	10,784
PrimeSource Building Products Inc 9.00% 2023[3]	1,645	1,620
R.R. Donnelley & Sons Co. 7.25% 2018[2]	7,234	7,948
R.R. Donnelley & Sons Co. 7.00% 2022[2]	17,500	18,878
R.R. Donnelley & Sons Co. 6.50% 2023[2]	11,580	12,000
R.R. Donnelley & Sons Co. 7.875% 2021[2]	3,050	3,458
Siemens AG 2.90% 2022[3]	12,000	11,950
Siemens AG 3.25% 2025[3]	7,230	7,151
Siemens AG 4.40% 2045[3]	2,000	1,993
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[3]	32,235	29,576
TRAC Intermodal 11.00% 2019	16,950	18,412
TransDigm Inc. 5.50% 2020	22,000	22,079
TransDigm Inc. 6.50% 2024	4,000	4,040
TransDigm Inc. 6.50% 2025[3]	6,650	6,683
United Air Lines, Inc., Series 1996-A2, 7.87% 2019[4,8,10]	2,421	—
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[3,8]	3,725	3,883
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[8]	6,059	6,486
US Investigations Services, Inc. 13.00% 2020[3,4,6,10]	49,578	26,772
US Investigations Services, Inc. 14.00% 2020[3,4,6,10]	3,585	1,936
US Investigations Services, Inc. 15.00% 2021[3,4,6,10]	9,970	897
US Investigations Services, Inc., Term Loan DD, 12.00% 2015[4,6,8,9]	11,935	11,935
The Income Fund of America — Page 20 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Virgin Australia Holdings Ltd. 8.50% 2019[3]	$38,875	$40,624
Watco Companies 6.375% 2023[3]	10,670	10,830
		1,274,041
Materials 0.76%
ArcelorMittal 5.25% 2017	6,180	6,404
ArcelorMittal 5.125% 2020	5,425	5,452
ArcelorMittal 6.25% 2021	19,077	19,339
ArcelorMittal 7.00% 2022	25,110	25,863
ArcelorMittal 6.125% 2025	6,500	6,208
ArcelorMittal 7.50% 2041	59,605	57,072
Chemours Co. 6.625% 2023[3]	25,945	22,896
Chemours Co. 7.00% 2025[3]	8,235	7,244
Cliffs Natural Resources Inc. 8.25% 2020[2,3]	7,475	6,821
Cliffs Natural Resources Inc. 4.875% 2021[2]	4,945	1,385
CRH America, Inc. 3.875% 2025[3]	2,000	2,001
CRH America, Inc. 5.125% 2045[3]	2,000	2,034
Dow Chemical Co. 5.25% 2041	4,000	4,104
Eastman Chemical Co. 2.70% 2020	12,000	12,016
Ecolab Inc. 3.00% 2016	7,455	7,618
First Quantum Minerals Ltd. 6.75% 2020[3]	70,288	54,473
First Quantum Minerals Ltd. 7.00% 2021[3]	76,912	59,030
First Quantum Minerals Ltd. 7.25% 2022[3]	6,275	4,706
FMG Resources 9.75% 2022[3]	93,975	86,457
Georgia Gulf Corp. 4.625% 2021	20,475	19,912
Georgia-Pacific Corp. 2.539% 2019[3]	12,000	12,060
Glencore Xstrata LLC 4.625% 2024[3]	7,000	6,753
Graphic Packaging International, Inc. 4.75% 2021	4,510	4,627
Holcim Ltd. 6.00% 2019[3]	1,607	1,823
Holcim Ltd. 5.15% 2023[3]	12,595	13,815
International Paper Co. 7.30% 2039	5,615	6,912
JMC Steel Group Inc. 8.25% 2018[3]	65,508	58,466
LSB Industries, Inc. 7.75% 2019	9,800	10,364
Monsanto Co. 4.40% 2044	13,090	11,734
Owens-Illinois, Inc. 5.00% 2022[3]	3,360	3,373
Owens-Illinois, Inc. 5.375% 2025[3]	2,515	2,506
Paperworks Industries Inc. 9.50% 2019[3]	2,095	2,129
Rayonier Advanced Materials Inc. 5.50% 2024[3]	17,132	14,605
Reynolds Group Inc. 5.75% 2020	80,055	83,057
Reynolds Group Inc. 6.875% 2021	5,000	5,251
Rio Tinto Finance (USA) Ltd. 1.625% 2017	8,500	8,478
Ryerson Inc. 9.00% 2017	24,771	24,523
Ryerson Inc. 11.25% 2018	20,433	20,229
Smurfit Capital Funding PLC 7.50% 2025	2,425	3,025
Tembec Industries Inc. 9.00% 2019[3]	7,520	6,129
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[3]	5,060	5,402
Walter Energy, Inc. 9.50% 2019[3,10]	35,950	18,245
		734,541
Utilities 0.75%
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017[3]	2,000	2,185
AES Corp. 8.00% 2020	7,000	8,181
AES Corp. 7.375% 2021	10,125	11,163
AES Corp. 4.875% 2023	2,000	1,911
The Income Fund of America — Page 21 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
AES Corp. 5.50% 2024	$7,500	$7,350
American Electric Power Co. 2.95% 2022	12,065	11,804
Berkshire Hathaway Energy Co. 2.40% 2020	11,410	11,428
Berkshire Hathaway Energy Co. 4.50% 2045	759	764
Calpine Corp. 5.375% 2023	16,555	16,265
Calpine Corp. 7.875% 2023[3]	5,621	6,060
Calpine Corp. 5.50% 2024	3,270	3,188
CenterPoint Energy Resources Corp. 4.50% 2021	13,130	14,158
CEZ, a s 4.25% 2022[3]	1,820	1,914
CMS Energy Corp. 8.75% 2019	11,501	14,179
CMS Energy Corp. 6.25% 2020	30,502	35,166
CMS Energy Corp. 5.05% 2022	1,322	1,459
CMS Energy Corp. 3.875% 2024	10,236	10,428
CMS Energy Corp. 4.70% 2043	2,290	2,343
CMS Energy Corp. 4.875% 2044	1,875	1,960
Colbun SA 6.00% 2020[3]	2,000	2,215
Colbun SA 4.50% 2024[3]	1,500	1,516
Comision Federal de Electricidad 4.875% 2024[3]	2,000	2,088
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	14,147	16,687
Consumers Energy Co. 5.65% 2020	366	422
Consumers Energy Co., First Mortgage Bonds, 3.125% 2024	2,865	2,879
Dominion Gas Holdings LLC 2.50% 2019	4,865	4,906
Duke Energy Corp. 3.75% 2024	10,793	11,053
Duke Energy Indiana, Inc. 4.90% 2043	14,785	16,271
Duke Energy Progress Inc. 4.15% 2044	3,935	3,927
Dynegy Finance Inc. 6.75% 2019[3]	16,275	16,885
Dynegy Finance Inc. 7.375% 2022[3]	25,660	26,674
Dynegy Finance Inc. 7.625% 2024[3]	8,215	8,523
E.ON International Finance BV 5.80% 2018[3]	15,000	16,409
EDP Finance BV 4.125% 2020[3]	6,000	6,122
EDP Finance BV 5.25% 2021[3]	22,500	23,965
Electricité de France SA 1.15% 2017[3]	2,000	2,002
Electricité de France SA 6.95% 2039[3]	8,000	10,549
Electricité de France SA 4.875% 2044[3]	3,850	4,113
Electricité de France SA 5.25% (undated)[3]	29,005	29,839
Empresa Nacional de Electricidad SA 4.25% 2024	900	918
Enel Finance International SA 6.00% 2039[3]	3,000	3,473
Enel Società per Azioni 8.75% 2073[3]	12,000	14,106
Entergy Corp. 4.70% 2017	8,000	8,308
Entergy Corp. 4.00% 2022	1,625	1,660
Eskom Holdings Ltd. 5.75% 2021[3]	6,820	6,660
Eskom Holdings SOC Ltd. 6.75% 2023[3]	5,000	5,038
Exelon Corp. 2.85% 2020	215	216
Exelon Corp. 3.95% 2025	5,000	5,084
Exelon Corp. 5.10% 2045	111	115
FirstEnergy Corp., Series B, 4.25% 2023	31,465	32,028
Iberdrola Finance Ireland 5.00% 2019[3]	1,060	1,167
Israel Electric Corp. Ltd. 8.10% 2096[3]	4,905	5,494
MidAmerican Energy Co. 5.95% 2017	10,625	11,537
MidAmerican Energy Co. 2.40% 2019	9,000	9,145
MidAmerican Energy Holdings Co. 5.75% 2018	10,000	11,052
Midwest Generation, LLC, Series B, 8.56% 2016[4,8,10]	696	696
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	4,867	5,701
Niagara Mohawk Power Corp. 3.508% 2024[3]	4,150	4,196
The Income Fund of America — Page 22 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Niagara Mohawk Power Corp. 4.278% 2034[3]	$3,000	$3,060
Northeast Utilities 3.15% 2025	5,000	4,891
Northern States Power Co., First Mortgage Bonds, 7.125% 2025	4	5
Northern States Power Co. 3.40% 2042	54	48
Northern States Power Co. 4.125% 2044	11,000	11,056
NRG Energy, Inc. 6.25% 2022	5,515	5,556
NV Energy, Inc 6.25% 2020	20,000	23,248
Ohio Power Co., Series G, 6.60% 2033	1,590	2,013
Ohio Power Co., Series H, 6.60% 2033	353	447
Pacific Gas and Electric Co. 3.50% 2020	1,697	1,782
Pacific Gas and Electric Co. 3.25% 2023	3,945	3,950
Pacific Gas and Electric Co. 3.85% 2023	14,371	14,974
Pacific Gas and Electric Co. 3.40% 2024	6,160	6,182
Pacific Gas and Electric Co. 3.75% 2024	5,851	6,027
Pacific Gas and Electric Co. 3.50% 2025	484	487
Pacific Gas and Electric Co. 3.75% 2042	200	182
Pacific Gas and Electric Co. 4.30% 2045	5,212	5,167
PacifiCorp., First Mortgage Bonds, 5.65% 2018	5,500	6,131
PacifiCorp., First Mortgage Bonds, 2.95% 2023	1,041	1,032
PacifiCorp., First Mortgage Bonds, 7.70% 2031	2,905	4,066
PG&E Corp. 2.40% 2019	2,500	2,512
Progress Energy, Inc. 7.05% 2019	250	290
Progress Energy, Inc. 7.00% 2031	2,500	3,223
Progress Energy, Inc. 7.75% 2031	2,653	3,627
Public Service Co. of Colorado 5.125% 2019	1,486	1,667
Public Service Co. of Colorado 3.20% 2020	2,144	2,232
Public Service Co. of Colorado 2.90% 2025	5,000	4,897
Public Service Electric and Gas Co. 2.00% 2019	6,065	6,079
Puget Sound Energy Inc. 6.724% 2036	1,999	2,674
Puget Sound Energy, Inc., First Lien, 6.50% 2020	6,111	7,202
Puget Sound Energy, Inc., First Lien, 6.00% 2021	3,945	4,554
Puget Sound Energy, Inc., First Lien, 5.625% 2022	7,428	8,347
Puget Sound Energy, Inc., First Lien, 3.65% 2025[3]	2,500	2,453
Southern California Edison Co. 1.845% 2022[8]	8,325	8,332
Tampa Electric Co. 2.60% 2022	2,925	2,837
Tampa Electric Co. 4.35% 2044	8,330	8,515
Teco Finance, Inc. 4.00% 2016	3,031	3,089
Teco Finance, Inc. 5.15% 2020	5,731	6,416
TXU, Term Loan, 3.737% 2014[7,8,9,10]	3,000	1,543
TXU, Term Loan, 4.65% 2017[7,8,9,10]	26,204	13,469
Veolia Environnement 6.75% 2038	500	617
Virginia Electric and Power Co., Series B, 5.95% 2017	4,500	4,922
Virginia Electric and Power Co. 3.45% 2024	560	573
Virginia Electric and Power Co. 3.10% 2025	2,625	2,596
Virginia Electric and Power Co. 8.875% 2038	3,000	4,758
Wisconsin Energy Corp. 3.55% 2025	2,000	2,009
Xcel Energy Inc. 4.70% 2020	5,374	5,873
Xcel Energy Inc. 3.30% 2025	5,000	4,940
Xcel Energy Inc. 6.50% 2036	5,131	6,541
Xcel Energy Inc. 4.80% 2041	447	474
		723,110
The Income Fund of America — Page 23 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology 0.64%	Principal amount (000)	Value (000)
Alcatel-Lucent USA Inc. 4.625% 2017[3]	$17,585	$18,201
Alcatel-Lucent USA Inc. 6.75% 2020[3]	20,815	22,454
Alcatel-Lucent USA Inc. 8.875% 2020[3]	37,410	40,964
Compucom Systems Inc., 7.00% 2021[3,4]	3,425	2,620
First Data Corp. 7.375% 2019[3]	7,294	7,627
First Data Corp. 6.75% 2020[3]	12,350	13,091
First Data Corp. 8.25% 2021[3]	13,700	14,539
First Data Corp. 11.75% 2021	38,911	44,261
First Data Corp. 12.625% 2021	32,289	37,455
First Data Corp. 8.75% 2022[3,6]	36,640	38,930
Freescale Semiconductor, Inc. 5.00% 2021[3]	51,300	52,358
Freescale Semiconductor, Inc. 6.00% 2022[3]	18,275	19,143
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[7,8,9]	4,405	4,423
Harris Corp. 2.70% 2020	1,315	1,296
Harris Corp. 3.832% 2025	740	728
Harris Corp. 4.854% 2035	7,685	7,424
Harris Corp. 5.054% 2045	5,735	5,496
Informatica Corp. 7.125% 2023[3]	4,950	4,876
Jabil Circuit, Inc. 8.25% 2018	20,925	23,671
Jabil Circuit, Inc. 5.625% 2020	10,650	11,369
KLA-Tencor Corp. 2.375% 2017	7,000	7,064
KLA-Tencor Corp. 4.65% 2024	5,000	4,964
NXP BV and NXP Funding LLC 4.125% 2020[3]	21,000	21,131
Oracle Corp. 2.50% 2022	19,000	18,504
Serena Software, Inc., Term Loan B, 7.50% 2020[7,8,9]	22,032	22,133
SRA International, Inc. 11.00% 2019	59,195	62,303
SRA International, Inc., Term Loan B, 6.50% 2018[7,8,9]	66,184	66,494
SunGard Data Systems Inc. 7.375% 2018	15,722	16,264
SunGard Data Systems Inc. 7.625% 2020	29,540	31,091
		620,874
Consumer staples 0.61%
Altria Group, Inc. 9.25% 2019	18,542	23,188
Altria Group, Inc. 2.625% 2020	10,420	10,443
Altria Group, Inc. 4.00% 2024	1,500	1,549
Altria Group, Inc. 9.95% 2038	23,500	38,664
Altria Group, Inc. 4.25% 2042	20,000	18,368
Altria Group, Inc. 4.50% 2043	4,000	3,826
Altria Group, Inc. 5.375% 2044	1,095	1,184
Anheuser-Busch InBev NV 7.75% 2019	25,000	29,590
British American Tobacco International Finance PLC 9.50% 2018[3]	8,705	10,747
British American Tobacco International Finance PLC 2.75% 2020[3]	3,500	3,553
British American Tobacco International Finance PLC 3.95% 2025[3]	21,000	21,501
Coca-Cola Co. 1.80% 2016	10,000	10,119
ConAgra Foods, Inc. 3.20% 2023	1,992	1,895
Constellation Brands, Inc. 7.25% 2017	15,400	16,738
Constellation Brands, Inc. 3.875% 2019	6,000	6,150
Constellation Brands, Inc. 6.00% 2022	2,825	3,129
Constellation Brands, Inc. 4.25% 2023	6,000	6,015
CVS Caremark Corp. 2.25% 2019	6,015	6,028
CVS Caremark Corp. 2.80% 2020	14,000	14,143
CVS Caremark Corp. 3.50% 2022	6,000	6,145
CVS Caremark Corp. 3.875% 2025	7,400	7,552
CVS Caremark Corp. 4.875% 2035	7,780	8,090
The Income Fund of America — Page 24 of 34

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
CVS Caremark Corp. 5.125% 2045	$12,935	$13,803
H.J Heinz Co. 4.875% 2025[3]	11,214	12,041
H.J. Heinz Co. 2.80% 2020[3]	12,885	12,956
Imperial Tobacco Finance PLC 3.50% 2023[3]	10,000	9,765
Ingles Markets, Inc. 5.75% 2023	10,750	11,019
Kimberly-Clark Corp. 7.50% 2018	9,000	10,658
Kraft Foods Inc. 5.375% 2020	4,712	5,279
Kraft Foods Inc. 5.00% 2042	31,800	32,637
Pernod Ricard SA 2.95% 2017[3]	20,000	20,392
Pernod Ricard SA 4.45% 2022[3]	9,500	10,077
Philip Morris International Inc. 3.60% 2023	7,245	7,473
Philip Morris International Inc. 4.875% 2043	2,500	2,661
Philip Morris International Inc. 4.25% 2044	3,750	3,621
Reynolds American Inc. 2.30% 2018	1,990	2,009
Reynolds American Inc. 3.25% 2020	5,510	5,604
Reynolds American Inc. 3.25% 2022	6,150	5,991
Reynolds American Inc. 4.00% 2022	890	916
Reynolds American Inc. 4.45% 2025	22,110	22,780
Reynolds American Inc. 5.70% 2035	3,760	3,996
Reynolds American Inc. 6.15% 2043	1,820	2,019
Reynolds American Inc. 5.85% 2045	32,410	35,081
SABMiller Holdings Inc. 4.95% 2042[3]	7,000	7,378
The JM Smucker Co. 2.50% 2020[3]	1,825	1,824
The JM Smucker Co. 3.00% 2022[3]	2,850	2,803
The JM Smucker Co. 3.50% 2025[3]	5,795	5,730
The JM Smucker Co. 4.375% 2045[3]	3,000	2,823
Tyson Foods, Inc. 6.60% 2016	11,500	11,920
Tyson Foods, Inc. 3.95% 2024	6,000	6,082
Tyson Foods, Inc. 5.15% 2044	5,460	5,709
Walgreens Boots Alliance, Inc. 3.30% 2021	13,000	12,954
Walgreens Boots Alliance, Inc. 3.80% 2024	4,975	4,892
Wal-Mart Stores, Inc. 2.80% 2016	10,000	10,161
Wal-Mart Stores, Inc. 3.30% 2024	10,755	10,961
WM. Wrigley Jr. Co 2.40% 2018[3]	1,200	1,217
WM. Wrigley Jr. Co 2.90% 2019[3]	1,200	1,226
WM. Wrigley Jr. Co 3.375% 2020[3]	22,500	23,176
		588,251
Total corporate bonds & notes		13,333,965
U.S. Treasury bonds & notes 3.52% U.S. Treasury 3.19%
U.S. Treasury 1.375% 2015	50,000	50,205
U.S. Treasury 1.50% 2016	125,500	126,860
U.S. Treasury 1.75% 2016	115,000	116,393
U.S. Treasury 0.875% 2017	40,000	40,184
U.S. Treasury 0.625% 2018	120,000	119,062
U.S. Treasury 0.75% 2018	100,000	99,625
U.S. Treasury 1.625% 2019	107,500	108,394
U.S. Treasury 1.75% 2019	41,000	41,623
U.S. Treasury 3.625% 2019	82,000	89,393
U.S. Treasury 1.25% 2020	404,250	400,632
U.S. Treasury 1.375% 2020	31,000	30,849
U.S. Treasury 1.50% 2020	222,550	222,445
The Income Fund of America — Page 25 of 34

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.625% 2020	$33,250	$33,393
U.S. Treasury 6.25% 2023	69,000	90,749
U.S. Treasury 2.25% 2024	73,925	74,386
U.S. Treasury 2.50% 2024	28,450	29,277
U.S. Treasury 2.00% 2025	39,575	38,935
U.S. Treasury 2.125% 2025	113,675	113,028
U.S. Treasury 5.50% 2028	52,000	70,541
U.S. Treasury 5.375% 2031	8,475	11,680
U.S. Treasury 4.50% 2036	87,936	114,192
U.S. Treasury 4.625% 2040	15,150	19,986
U.S. Treasury 4.375% 2041	20,800	26,626
U.S. Treasury 4.75% 2041	30,900	41,638
U.S. Treasury 2.75% 2042	16,275	15,751
U.S. Treasury 2.75% 2042	6,950	6,732
U.S. Treasury 3.00% 2042	56,175	57,206
U.S. Treasury 3.125% 2043	33,675	35,033
U.S. Treasury 3.00% 2044	161,350	163,922
U.S. Treasury 3.125% 2044	131,950	137,310
U.S. Treasury 3.375% 2044	148,415	161,854
U.S. Treasury 3.625% 2044	31,750	36,245
U.S. Treasury 2.50% 2045	70,750	64,753
U.S. Treasury 3.00% 2045	297,375	302,594
		3,091,496
U.S. Treasury inflation-protected securities 0.33%
U.S. Treasury Inflation-Protected Security 0.125% 2024[11]	21,567	20,977
U.S. Treasury Inflation-Protected Security 0.625% 2024[11]	62,327	62,087
U.S. Treasury Inflation-Protected Security 0.25% 2025[11]	60,386	58,960
U.S. Treasury Inflation-Protected Security 0.375% 2025[11]	4,477	4,433
U.S. Treasury Inflation-Protected Security 0.75% 2042[11]	31,845	28,245
U.S. Treasury Inflation-Protected Security 1.375% 2044[11]	120,962	128,377
U.S. Treasury Inflation-Protected Security 0.75% 2045[11]	24,095	22,161
		325,240
Total U.S. Treasury bonds & notes		3,416,736
Mortgage-backed obligations 1.87%
Aventura Mall Trust, Series A, 3.743% 2032[3,7,8]	12,250	13,015
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 2045[7,8]	434	435
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.575% 2049[7,8]	4,816	5,060
Bank of America Merrill Lynch Large Loan Inc., Series 2015-200P, Class A, 3.218% 2033[3,7,8]	5,575	5,595
Bellemeade Re Ltd., Series 2015-1-A, Class M-1, 2.689% 2025[3,4,7,8]	10,000	10,000
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.202% 2044[7,8]	702	701
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[8]	9,563	9,823
COMM Mortgage Trust Series 2014-277P, Class A, 3.611% 2049[3,7,8]	17,000	17,581
Commonwealth Bank of Australia 0.75% 2016[3,8]	7,000	7,002
Connecticut Avenue Securities, Series 2015-C01, Class 1-M-1, 1.69% 2025[7,8]	3,451	3,455
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[3,8]	16,900	17,066
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2-A-5, 5.50% 2035[8]	6,639	6,153
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 2.917% 2047[7,8]	4,110	3,402
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034[8]	1,328	1,368
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-M, 5.343% 2039[8]	8,000	8,365
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[7,8]	13,000	13,784
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.605% 2049[7,8]	10,000	10,478
The Income Fund of America — Page 26 of 34

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
DBUBS Mortgage Trust, Series 2011-LC2A, Class A-2, 3.386% 2044[3,8]	$3,540	$3,598
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[3,8]	6,436	6,480
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.037% 2031[3,7,8]	5,114	5,091
Fannie Mae 5.50% 2018[8]	26	27
Fannie Mae 6.00% 2021[8]	142	155
Fannie Mae 4.50% 2024[8]	2,018	2,170
Fannie Mae 5.50% 2024[8]	199	219
Fannie Mae 4.50% 2025[8]	1,944	2,090
Fannie Mae 4.50% 2025[8]	1,155	1,239
Fannie Mae 4.50% 2025[8]	1,077	1,124
Fannie Mae 4.50% 2025[8]	984	1,027
Fannie Mae 6.00% 2026[8]	3,317	3,762
Fannie Mae 7.00% 2026[8]	545	629
Fannie Mae 2.50% 2027[8]	1,485	1,523
Fannie Mae 2.50% 2027[8]	1,118	1,136
Fannie Mae 2.50% 2027[8]	1,031	1,057
Fannie Mae 2.50% 2027[8]	901	923
Fannie Mae 2.50% 2027[8]	574	588
Fannie Mae 2.50% 2027[8]	504	516
Fannie Mae 2.50% 2027[8]	488	500
Fannie Mae 2.50% 2028[8]	37,129	38,064
Fannie Mae 2.50% 2028[8]	12,384	12,695
Fannie Mae 2.50% 2028[8]	1,716	1,759
Fannie Mae 2.50% 2028[8]	1,662	1,704
Fannie Mae 2.50% 2028[8]	1,599	1,629
Fannie Mae 2.50% 2028[8]	1,464	1,489
Fannie Mae 2.50% 2028[8]	1,314	1,347
Fannie Mae 2.50% 2028[8]	1,170	1,199
Fannie Mae 2.50% 2028[8]	1,113	1,141
Fannie Mae 2.50% 2028[8]	871	893
Fannie Mae 2.50% 2028[8]	844	860
Fannie Mae 2.50% 2028[8]	836	857
Fannie Mae 2.50% 2028[8]	601	616
Fannie Mae 2.50% 2028[8]	562	576
Fannie Mae 2.50% 2028[8]	551	562
Fannie Mae 2.50% 2028[8]	509	522
Fannie Mae 2.50% 2028[8]	479	489
Fannie Mae 2.50% 2028[8]	459	470
Fannie Mae 2.50% 2028[8]	449	457
Fannie Mae 2.50% 2028[8]	438	449
Fannie Mae 2.50% 2028[8]	437	448
Fannie Mae 2.50% 2028[8]	433	444
Fannie Mae 2.50% 2028[8]	429	439
Fannie Mae 2.50% 2028[8]	306	313
Fannie Mae 2.50% 2028[8]	101	103
Fannie Mae 2.50% 2028[8]	59	60
Fannie Mae 6.00% 2028[8]	3,482	3,953
Fannie Mae 7.00% 2028[8]	1,257	1,460
Fannie Mae 7.00% 2028[8]	262	304
Fannie Mae 5.50% 2033[8]	523	590
Fannie Mae 3.00% 2035[8]	3,742	3,851
Fannie Mae 3.50% 2035[8]	3,604	3,793
Fannie Mae 5.50% 2035[8]	492	557
Fannie Mae 5.50% 2036[8]	3,386	3,820
The Income Fund of America — Page 27 of 34

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 6.00% 2036[8]	$1,400	$1,594
Fannie Mae 6.00% 2036[8]	956	1,088
Fannie Mae 6.00% 2036[8]	564	640
Fannie Mae 6.00% 2037[8]	15,096	17,223
Fannie Mae 6.00% 2037[8]	2,602	2,970
Fannie Mae 6.00% 2037[8]	2,583	2,966
Fannie Mae 6.00% 2037[8]	146	166
Fannie Mae 6.50% 2037[8]	924	1,061
Fannie Mae 6.50% 2037[8]	758	871
Fannie Mae 6.50% 2037[8]	639	761
Fannie Mae 6.50% 2037[8]	175	201
Fannie Mae 7.00% 2037[8]	587	653
Fannie Mae 7.00% 2037[8]	321	356
Fannie Mae 7.50% 2037[8]	282	319
Fannie Mae 7.50% 2037[8]	112	125
Fannie Mae 7.50% 2037[8]	86	96
Fannie Mae 5.50% 2038[8]	750	841
Fannie Mae 6.00% 2038[8]	3,521	4,007
Fannie Mae 6.00% 2038[8]	2,427	2,762
Fannie Mae 6.00% 2038[8]	1,577	1,795
Fannie Mae 4.50% 2039[8]	25,449	27,955
Fannie Mae 6.00% 2039[8]	2,276	2,582
Fannie Mae 6.50% 2039[8]	697	801
Fannie Mae 4.00% 2040[8]	12,590	13,445
Fannie Mae 4.00% 2040[8]	7,839	8,385
Fannie Mae 4.00% 2040[8]	7,719	8,263
Fannie Mae 4.00% 2040[8]	473	508
Fannie Mae 4.50% 2040[8]	81	88
Fannie Mae 4.50% 2040[8]	78	85
Fannie Mae 5.00% 2040[8]	9,005	9,981
Fannie Mae 4.00% 2041[8]	10,713	11,489
Fannie Mae 4.00% 2041[8]	8,189	8,782
Fannie Mae 4.00% 2041[8]	787	845
Fannie Mae 4.00% 2041[8]	475	510
Fannie Mae 4.00% 2041[8]	399	428
Fannie Mae 4.00% 2041[8]	255	275
Fannie Mae 4.50% 2041[8]	280	304
Fannie Mae 5.00% 2041[8]	513	571
Fannie Mae 5.00% 2041[8]	506	565
Fannie Mae 5.00% 2041[8]	422	473
Fannie Mae 5.00% 2041[8]	350	392
Fannie Mae 3.50% 2042[8]	18,709	19,481
Fannie Mae 4.00% 2042[8]	26,645	28,569
Fannie Mae 4.00% 2042[8]	9,410	10,092
Fannie Mae 4.00% 2042[8]	3,927	4,214
Fannie Mae 4.00% 2042[8]	1,317	1,413
Fannie Mae 4.00% 2043[8]	10,098	10,866
Fannie Mae 4.00% 2043[8]	9,548	10,275
Fannie Mae 4.00% 2043[8]	3,695	3,976
Fannie Mae 4.00% 2043[8]	3,653	3,942
Fannie Mae 4.00% 2043[8]	3,501	3,770
Fannie Mae 4.00% 2043[8]	3,257	3,507
Fannie Mae 4.00% 2043[8]	2,924	3,156
Fannie Mae 4.00% 2043[8]	2,661	2,854
Fannie Mae 3.00% 2045[8,12]	2,655	2,674
The Income Fund of America — Page 28 of 34

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.50% 2045[8,12]	$61,110	$66,218
Fannie Mae 6.50% 2047[8]	472	534
Fannie Mae 6.50% 2047[8]	459	519
Fannie Mae 6.50% 2047[8]	372	420
Fannie Mae 6.50% 2047[8]	334	378
Fannie Mae 6.50% 2047[8]	222	251
Fannie Mae 6.50% 2047[8]	124	140
Fannie Mae 7.00% 2047[8]	524	601
Fannie Mae 7.00% 2047[8]	291	333
Fannie Mae 7.00% 2047[8]	193	222
Fannie Mae 7.00% 2047[8]	101	116
Fannie Mae, Series 2001-4, Class GA, 9.413% 2025[7,8]	90	102
Fannie Mae, Series 2001-4, Class NA, 9.768% 2025[7,8]	2	2
Fannie Mae, Series 2001-20, Class E, 9.567% 2031[7,8]	108	119
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037[8]	5,436	6,047
Fannie Mae, Series 2007-24, Class P, 6.00% 2037[8]	3,057	3,414
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[8]	431	484
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[8]	376	448
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[8]	248	291
Fannie Mae, Series 2002-W1, Class 2A, 6.418% 2042[7,8]	678	791
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027[8]	8	8
Freddie Mac 5.00% 2023[8]	2,299	2,494
Freddie Mac 5.00% 2023[8]	2,290	2,482
Freddie Mac 5.00% 2023[8]	2,227	2,417
Freddie Mac 5.00% 2023[8]	792	860
Freddie Mac 6.00% 2026[8]	512	582
Freddie Mac 6.00% 2027[8]	847	962
Freddie Mac 3.50% 2034[8]	17,163	18,069
Freddie Mac 3.00% 2035[8]	15,624	16,046
Freddie Mac 3.50% 2035[8]	32,416	34,093
Freddie Mac 3.50% 2035[8]	26,641	28,018
Freddie Mac 3.50% 2035[8]	4,166	4,380
Freddie Mac 4.50% 2035[8]	15,864	17,283
Freddie Mac 5.50% 2037[8]	694	775
Freddie Mac 5.50% 2038[8]	1,930	2,156
Freddie Mac 6.50% 2038[8]	2,145	2,504
Freddie Mac 4.50% 2039[8]	1,387	1,511
Freddie Mac 5.00% 2039[8]	3,413	3,815
Freddie Mac 5.00% 2039[8]	2,080	2,317
Freddie Mac 5.00% 2039[8]	1,449	1,601
Freddie Mac 5.50% 2039[8]	970	1,083
Freddie Mac 4.50% 2040[8]	33,329	36,369
Freddie Mac 4.00% 2041[8]	2,286	2,437
Freddie Mac 4.50% 2041[8]	3,300	3,592
Freddie Mac 4.50% 2041[8]	2,748	2,991
Freddie Mac 4.50% 2041[8]	2,283	2,475
Freddie Mac 5.00% 2041[8]	205	227
Freddie Mac 4.50% 2042[8]	5,285	5,758
Freddie Mac 4.50% 2042[8]	3,254	3,542
Freddie Mac 4.00% 2043[8]	7,032	7,526
Freddie Mac 4.00% 2043[8]	6,484	6,940
Freddie Mac 4.00% 2043[8]	5,199	5,589
Freddie Mac 4.00% 2043[8]	3,929	4,207
Freddie Mac 4.00% 2043[8]	3,307	3,562
Freddie Mac 4.00% 2043[8]	2,990	3,200
The Income Fund of America — Page 29 of 34

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 3.50% 2045[8,12]	$30,000	$31,100
Freddie Mac, Series 2890, Class KT, 4.50% 2019[8]	15,257	16,004
Freddie Mac, Series 2289, Class NB, 9.00% 2022[7,8]	9	10
Freddie Mac, Series 2013-DN2, Class M-1, 1.641% 2023[7,8]	2,668	2,668
Freddie Mac, Series 2013-DN1, Class M-1, 3.591% 2023[7,8]	3,162	3,239
Freddie Mac, Series 2014-HQ2, Class M-1, 1.641% 2024[7,8]	5,349	5,367
Freddie Mac, Series 2014-HQ3, Class M-1, 1.841% 2024[7,8]	3,176	3,183
Freddie Mac, Series 2014-HQ2, Class M-2, 2.391% 2024[7,8]	5,815	5,814
Freddie Mac, Series 2014-DN4, Class M-2, 2.591% 2024[7,8]	6,155	6,211
Freddie Mac, Series 2015-DN1, Class M-1, 1.441% 2025[7,8]	1,575	1,576
Freddie Mac, Series 2015-HQ2, Class M-2, 2.141% 2025[7,8]	3,600	3,564
Freddie Mac, Series 3257, Class PA, 5.50% 2036[8]	5,674	6,492
Freddie Mac, Series 3286, Class JN, 5.50% 2037[8]	4,767	5,308
Freddie Mac, Series 3318, Class JT, 5.50% 2037[8]	2,561	2,840
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.275% 2044[7,8]	11,871	11,940
Government National Mortgage Assn. 10.00% 2021[8]	229	257
Government National Mortgage Assn. 10.00% 2025[8]	197	218
Government National Mortgage Assn. 4.50% 2041[8]	1,706	1,845
Government National Mortgage Assn. 3.50% 2045[8,12]	117,000	121,968
Government National Mortgage Assn. 3.50% 2045[8]	45,500	47,553
Government National Mortgage Assn. 3.50% 2045[8]	30,000	31,354
Government National Mortgage Assn. 4.00% 2045[8,12]	317,896	337,249
Government National Mortgage Assn. 4.00% 2045[8,12]	34,000	36,120
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.819% 2038[7,8]	6,647	6,778
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[8]	8,563	8,992
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[7,8]	7,879	8,407
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A-2, 3.645% 2044[3,8]	1,113	1,120
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 2019[8]	685	685
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[3,8]	6,555	6,549
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 4.18% 2036[7,8]	6,422	5,439
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.905% 2045[7,8]	13,389	13,665
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[3,8]	5,188	5,260
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[3,8]	5,944	6,036
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.695% 2049[7,8]	15,360	16,261
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.695% 2049[7,8]	13,940	14,801
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[8]	4,950	5,258
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-M, 6.01% 2051[7,8]	20,950	22,472
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[7,8]	14,600	14,764
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047[8]	17,000	17,439
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3,8]	5,672	6,294
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[8]	9,084	9,593
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[8]	9,777	10,259
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[7,8]	18,000	18,937
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[7,8]	10,035	10,729
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 5.835% 2050[7,8]	3,460	3,643
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[8]	23,716	24,568
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 5.881% 2049[7,8]	11,290	12,070
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2021[3,8]	8,745	9,075
Morgan Stanley Capital I Trust, Series 2011-C3, Class A-2, 3.224% 2049[8]	4,660	4,749
National Australia Bank 1.25% 2018[3,8]	5,000	4,979
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 4.735% 2036[7,8]	4,049	3,222
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[8]	8,000	8,372
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[7,8]	19,050	20,151
The Income Fund of America — Page 30 of 34

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.715% 2049[7,8]	$8,500	$8,974
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A-M, 5.95% 2051[7,8]	8,500	9,119
		1,814,902
Federal agency bonds & notes 0.35%
CoBank, ACB 7.875% 2018[3]	10,000	11,527
CoBank, ACB 0.886% 2022[3,7]	3,700	3,459
Fannie Mae 6.25% 2029	32,000	44,154
Fannie Mae 7.125% 2030	1,500	2,231
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 2022[7,8]	4,285	4,274
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[8]	12,231	12,391
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022[8]	7,000	7,195
Fannie Mae, Series 2014-M1, multifamily 3.32% 2023[7,8]	450	471
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[7,8]	9,141	9,597
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[7,8]	10,100	10,739
Fannie Mae, Series 2014-M9, multifamily 3.103% 2024[7,8]	7,990	8,234
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.476% 2024[7,8]	10,475	11,106
Federal Home Loan Bank 5.50% 2036	100	131
Freddie Mac 2.50% 2016	22,500	22,892
Freddie Mac 0.75% 2018	66,300	65,971
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[8]	8,000	8,017
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[8]	8,280	8,323
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[8]	7,000	7,128
Freddie Mac, Series K718, Class A2, multifamily 2.791% 2022[8]	7,715	7,960
Freddie Mac, Series K036, Class A1, multifamily 2.777% 2023[8]	12,245	12,717
Freddie Mac, Series K028, Class A2, multifamily 3.111% 2023[8]	9,800	10,234
Freddie Mac, Series K035, Class A2, multifamily 3.458% 2023[7,8]	3,000	3,187
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[7,8]	9,465	10,116
Freddie Mac, Series K043, Class A2, multifamily 3.062% 2024[8]	26,000	26,607
Freddie Mac, Series K041, Class A2, multifamily 3.171% 2024[8]	1,300	1,348
Freddie Mac, Series K040, Class A2, multifamily 3.241% 2024[8]	8,945	9,329
Private Export Funding Corp. 3.55% 2024	1,660	1,764
Tennessee Valley Authority, Series A, 3.875% 2021	850	939
Tennessee Valley Authority 1.875% 2022	850	821
Tennessee Valley Authority, Series B, 3.50% 2042	500	486
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	700	814
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	1,000	1,009
United States Agency for International Development, Republic of Egypt 4.45% 2015	10,000	10,044
		335,215
Asset-backed obligations 0.34%
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[3,8]	10,500	10,542
Aesop Funding LLC, Series 2015-1, Class A, 2.50% 2021[3,8]	10,000	10,005
Aesop Funding LLC, Series 2015-2-A, Class A, 2.63% 2021[3,8]	5,680	5,704
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[8]	7,155	7,182
AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40% 2021[8]	6,000	6,016
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A-3, 1.26% 2019[8]	6,130	6,127
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-3, 1.27% 2019[8]	4,810	4,812
Bank of the West Auto Trust, Series 2014-1, Class A-3, 1.09% 2019[3,8]	2,930	2,933
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[8]	8,000	8,042
CarMaxAuto Owner Trust, Series 2014-1, Class A-2, 0.47% 2017[8]	987	987
CarMaxAuto Owner Trust, Series 2014-1, Class A-3, 0.79% 2018[8]	6,105	6,096
CarMaxAuto Owner Trust, Series 2014-4, Class A-3, 1.25% 2019[8]	6,600	6,592
Chesapeake Funding LLC, Series 2014-1-A, Class A, 0.608% 2026[3,7,8]	4,448	4,445
Citibank Credit Card Issuance Trust, Series 2008-A-2, Class A2, 1.335% 2020[7,8]	14,000	14,301
The Income Fund of America — Page 31 of 34

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029[8]	$13,630	$1,433
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 2035[3,8]	904	913
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-4, AMBAC insured, 5.20% 2035[3,7,8]	1,145	1,188
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.327% 2037[7,8]	1,760	1,626
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.337% 2037[7,8]	3,068	2,798
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90% 2022[8]	10,000	9,941
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[8]	7,175	7,262
Drive Auto Receivables Trust, Series 2015-B-A, Class C, 2.76% 2021[3,8]	7,970	7,978
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[3,8]	8,900	8,928
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[3,8]	2,009	2,006
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[8]	4,000	3,995
Ford Credit Auto Owner Trust, Series 2014-B-A3, 0.90% 2018[8]	5,800	5,799
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[3,8]	2,405	2,431
Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% 2026[3,8]	6,300	6,298
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[3,8]	10,110	10,225
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[3,8]	17,160	17,323
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A-1, 1.98% 2022[8]	7,780	7,779
Hertz Fleet Lease Funding LP, Series 2014-1-A, 0.589% 2028[3,7,8]	2,602	2,604
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[4,5,8]	7,518	7,459
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 3.52% 2021[4,5,8]	1,622	1,610
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[3,8]	8,500	8,493
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.391% 2037[7,8]	13,332	1,725
Honda Auto Receivables Owner Trust, Series 2015-1, Class A-2, 0.70% 2017[8]	4,705	4,706
Honda Auto Receivables Owner Trust, Series 2014-3, Class A-3, 0.88% 2017[8]	7,560	7,567
Honda Auto Receivables Owner Trust, Series 2014-4, Class A-3, 0.99% 2018[8]	6,120	6,117
Hyundai Auto Receivables Trust, Series 2014-A, Class A2, 0.46% 2017[8]	470	470
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.351% 2037[7,8]	1,769	1,590
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A3, 0.87% 2018[8]	7,000	7,001
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[7,8]	310	327
Santander Drive Auto Receivables Trust, Series 2014-3, Class A3, 0.81% 2018[8]	6,000	6,000
Santander Drive Auto Receivables Trust, Series 2014-4, Class A3, 1.08% 2018[8]	6,685	6,693
Santander Drive Auto Receivables Trust, Series 2013-3, Class B, 1.19% 2018[8]	5,000	5,006
Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.94% 2018[8]	12,759	12,813
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-3, 1.15% 2019[8]	2,300	2,301
Santander Drive Auto Receivables Trust, Series 2014-4, Class B, 1.82% 2019[8]	6,000	6,032
Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33% 2019[8]	5,000	5,055
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[8]	16,550	16,569
Santander Drive Auto Receivables Trust, Series 2015-1, Class C, 2.57% 2021[8]	5,340	5,373
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76% 2018[8]	11,750	11,748
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A-3 0.95% 2019[8]	9,000	8,973
World Omni Auto Receivables Trust, Series 2014-B, Class A-3, 1.14% 2020[8]	4,625	4,626
		332,565
Bonds & notes of governments & government agencies outside the U.S. 0.09%
Colombia (Republic of) Global 5.625% 2044	5,700	5,814
Croatian Government 6.75% 2019	3,200	3,536
Croatian Government 6.375% 2021	5,000	5,406
Hungarian Government 6.25% 2020	3,410	3,862
Polish Government 6.375% 2019	6,060	7,037
Polish Government 5.00% 2022	3,000	3,359
Slovenia (Republic of) 5.50% 2022	9,000	10,137
Spanish Government 4.00% 2018[3]	31,765	33,676
The Income Fund of America — Page 32 of 34

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
United Mexican States Government Global 3.60% 2025	$6,000	$5,970
United Mexican States Government Global 5.55% 2045	3,500	3,793
		82,590
Municipals 0.05%
State of California, Various Purpose G.O. Bonds, 5.00% 2043	7,500	8,457
State of California, Various Purpose G.O. Bonds, 6.20% 2019	24,675	28,325
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	8,500	8,360
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2012-E, 2.197% 2019	6,500	6,575
		51,717
Total bonds, notes & other debt instruments (cost: $19,282,716,000)		19,367,690
Short-term securities 6.98%
3M Co. 0.10% due 8/25/2015[3]	48,700	48,696
Abbott Laboratories 0.12%–0.15% due 8/27/2015–10/13/2015[3]	57,800	57,794
Army and Air Force Exchange Service 0.10% due 8/31/2015[3]	11,300	11,299
Caterpillar Financial Services Corp. 0.12% due 8/28/2015–9/11/2015	80,400	80,390
Chariot Funding, LLC 0.33%–0.40% due 12/1/2015–12/14/2015[3]	124,000	123,842
Chevron Corp. 0.09%–0.12% due 8/20/2015–9/21/2015[3]	169,800	169,777
Ciesco LLC 0.30% due 9/9/2015	50,000	49,992
Coca-Cola Co. 0.14%–0.39% due 8/11/2015–1/11/2016[3]	150,000	149,845
Emerson Electric Co. 0.12% due 8/24/2015–9/16/2015[3]	114,400	114,389
ExxonMobil Corp. 0.12%–0.15% due 9/22/2015–10/22/2015	52,400	52,380
Fannie Mae 0.09%–0.30% due 8/6/2015–3/1/2016	920,000	919,509
Federal Farm Credit Banks 0.13%–0.30% due 8/12/2015–5/17/2016	113,100	112,979
Federal Home Loan Bank 0.06%–0.20% due 8/14/2015–1/27/2016	2,593,150	2,592,615
Freddie Mac 0.10%–0.21% due 8/5/2015–1/6/2016	1,248,000	1,247,672
General Electric Capital Corp. 0.23%–0.30% due 11/17/2015–12/7/2015	73,600	73,541
Google Inc. 0.10% due 9/2/2015[3]	71,072	71,068
IBM Corp. 0.09%–0.10% due 8/20/2015–8/24/2015[3]	83,900	83,897
John Deere Capital Corp. 0.13% due 8/11/2015[3]	25,500	25,499
Jupiter Securitization Co., LLC 0.28% due 10/8/2015[3]	50,000	49,977
Kimberly-Clark Corp. 0.10% due 8/6/2015–9/3/2015[3]	60,800	60,796
Microsoft Corp. 0.09% due 8/12/2015–9/2/2015[3]	75,000	74,997
National Rural Utilities Cooperative Finance Corp. 0.10% due 8/13/2015–8/25/2015	90,000	89,993
Paccar Financial Corp. 0.10% due 8/20/2015–8/26/2015	62,000	61,994
Pfizer Inc 0.12%–0.14% due 8/3/2015–10/1/2015[3]	88,000	87,994
Precision Castparts Corp. 0.15% due 8/3/2015[3]	45,000	45,000
Private Export Funding Corp. 0.15% due 9/22/2015[3]	13,000	12,996
U.S. Treasury Bills 0.13% due 10/1/2015	50,000	49,997
United Technologies Corp. 0.12% due 8/3/2015–8/4/2015[3]	95,900	95,899
Walt Disney Co. 0.10%–0.13% due 8/14/2015–10/2/2015[3]	149,100	149,083
Total short-term securities (cost: $6,763,471,000)		6,763,910
Total investment securities 100.05% (cost: $83,042,610,000)		97,037,102
Other assets less liabilities (0.05)%		(45,091)
Net assets 100.00%		$96,992,011
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The Income Fund of America — Page 33 of 34

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $461,060,000 over the prior 12-month period.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation at 7/31/2015 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	9/1/2015	JPMorgan Chase	$121,117	A$163,200	$2,059
Australian dollars	9/17/2015	HSBC Bank	$28,636	A$39,000	207
Euros	8/6/2015	UBS AG	$176,785	€157,600	3,688
					$5,954

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,581,712,000, which represented 6.79% of the net assets of the fund.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $226,581,000, which represented .23% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Coupon rate may change periodically.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $512,779,000, which represented .53% of the net assets of the fund.
[10]	Scheduled interest and/or principal payment was not received.
[11]	Index-linked bond whose principal amount moves with a government price index.
[12]	Purchased on a TBA basis.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.289% convertible preferred	5/2/2013	$13,171	$10,089.01%
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021	4/7/2015	7,518	7,459.01
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 3.52% 2021	4/7/2015	1,622	1,610.00
Total private placement securities		$22,311	$19,158.02%

Key to abbreviations and symbols
ADR = American Depositary Receipts	Ref. = Refunding	€ = Euros
Auth. = Authority	Rev. = Revenue	GBP = British pounds
FDR = Fiduciary Depositary Receipts	TBA = To be announced	HKD = Hong Kong dollars
G.O. = General Obligation	A$ = Australian dollars
LOC = Letter of credit	CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-006-0915O-S49154	The Income Fund of America — Page 34 of 34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Income Fund of America:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the summary schedule of investments, as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of July 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of The Income Fund of America as of July 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

September 10, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2015

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: September 30, 2015